[SB] Smith Barney
[MF] Mutual Funds
Your Serious Money. Professionally Managed.(SM)

                                                         [GRAPHIC]


P R O S P E C T U S

Smith Barney

Balanced Fund

Class A, B, L, O and Y Shares
-----------------------------
November 28, 2000




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  INVESTMENT PRODUCTS: NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE
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The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney
Balanced Fund

Contents

Investments, risks and performance..........................................   2
More on the fund's investments..............................................   7
Management..................................................................   8
Choosing a class of shares to buy...........................................   9
Comparing the fund's classes................................................  10
Sales charges...............................................................  12
More about deferred sales charges...........................................  14
Buying shares...............................................................  15
Exchanging shares...........................................................  16
Redeeming shares............................................................  18
Other things to know about share transactions...............................  20
Dividends, distributions and taxes..........................................  22
Share price.................................................................  23
Financial highlights........................................................  24

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks current income and long-term capital appreciation.

Principal investment strategies
Key investments The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed income securities. These percentages, however, may vary based on the manager's outlook.

Equity investments will primarily consist of common stocks, but also may include other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Fixed income securities will include securities issued by the U.S. government (or its agencies and instru-mentalities), corporate securities, mortgage-backed and asset-backed securi-ties. Although there are no restrictions on the maturity of the fund's individual securities, the fund normally expects to maintain an average portfo-lio maturity for the fixed income portion of its portfolio of between five and 15 years. The fund may invest up to 25% of its total assets in fixed income securities rated below investment grade. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nation-ally rated statistical rating organization or if unrated of similar credit quality.

Selection process
Equity Investments
The fund invests in equity securities in a broad range of companies, industries and sectors. The manager attempts to identify securities with favorable valua-tions relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers style diversification within a single mutual fund. Specifically, the manager looks for:

 . Long-term value, based on expected growth of earnings or cash flow and yield characteristics
 . Short-term, or tactical, attractiveness, based on earnings cycle analysis
 . Favorable earnings estimate revision

Fixed Income Investments
The fund invests in a broad range of fixed-income securities. In selecting individual fixed income securities for the fund's portfolio, the manager pri-marily focuses on the relative yields of securities and at various maturities. The manager looks for:

 . Favorable sector and maturity weightings based on interest rate outlook . Stable or improving credit quality
 . Low price relative to credit and interest rate characteristics

Balanced Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . The stock market declines generally, thereby reducing the value of the equity portion of the fund
 . Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress the prices of their securities
 . Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fixed income portion of the fund
 . The issuer of a fixed income security owned by the fund defaults on its obli-gation to pay principal and/or interest or has its credit rating downgraded

 . Interest rates decline, the issuers of fixed income securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
 . Interest rates rise above the coupon rate on one or more fixed income securities held by the fund, the issuers of these securities may extend the effective maturity date, causing increased price sensitivity. This is known as extension risk
 . The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liq-uid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these secu-rities to make principal and interest payments.

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to invest in a portfolio that includes both equity and fixed income securities
 . Are willing to accept the risks of both the stock market and the bond markets

                                                       Smith Barney Mutual Funds

Risk return bar chart*

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class A, L, O and Y shares have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class B Shares

                                  [BAR CHART]

 1990    1991    1992    1993     1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
 3.26%   21.52%  7.35%   11.40% (10.10)%  30.89%  1.90%   20.30%  11.71%  11.15%

                       Calendar years ended December 31

Quarterly returns (past 10 years):

Highest: 14.37% in 4th quarter 1998; Lowest: (7.64)% in 3rd quarter 1998. Year to date: 3.52% through 9/30/00.

* Prior to June 1998, the fund was a utilities sector fund with different investment goals, policies and strategies and different portfolio managers.

Balanced Fund

Risk return table*
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged broad-based index of widely held common stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Gov/Corp Index"), an unmanaged index which tracks the perfor-mance of the overall bond market. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                         Average Annual Total Returns:

                  Calendar Years Ended December 31, 1999

Class                  1 year  5 years 10 years Since Inception Inception Date
 A                      6.15%  14.15%    n/a        10.48%         11/06/92
 B                      6.15%  14.67%   10.39%      11.15%          3/28/88
 L                      8.78%    n/a     n/a        10.05%          6/15/98
 O                     10.19%  14.82%    n/a         9.95%           2/4/93
 Y**                     n/a     n/a     n/a          n/a          10/09/95
S&P 500 Index          21.04%  28.56%   18.21%      19.01%              ***
Lehman Gov/Corp Index  (2.15)%  7.61%    7.65%        n/a              ****

* Prior to June 1998, the fund was a utilities sector fund with different investment goals, policies and strategies and different portfolio managers.

**   There were no Class Y shares outstanding for the calendar year ended
December 31, 1999.

***  Index comparison begins on 3/28/88.

**** Index comparison begins on 12/31/89.

                                                       Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)  Class A Class B Class L Class O   Class Y
Maximum sales charge (load) imposed
on purchases
(as a % of offering price)                  5.00%    None   1.00%   1.00%     None
Maximum deferred sales charge (load)
(as a % of the lower of net asset
value at purchase or redemption)            None*   5.00%   1.00%   1.00%     None

                         Annual fund operating expenses
(expenses deducted from fund assets)       Class A Class B Class L Class O Class Y**
Management fee                              0.65%   0.65%   0.65%   0.65%    0.65%
Distribution and service (12b-1) fees       0.25%   0.75%   1.00%   0.70%     None
Other expenses                              0.14%   0.15%   0.15%   0.18%    0.14%
                                            -----   -----   -----   -----    -----
Total annual fund operating expenses        1.04%   1.55%   1.80%   1.53%    0.79%

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of the fiscal year ended July 31, 2000.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge
 . The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $601   $814   $1,045   $1,707
Class B (redemption at end of period)   $658   $790   $  945   $1,708
Class B (no redemption)                 $158   $490   $  845   $1,708
Class L (redemption at end of period)   $381   $661   $1,065   $2,195
Class L (no redemption)                 $281   $661   $1,065   $2,195
Class O (redemption at end of period)   $354   $579   $  926   $1,905
Class O (no redemption)                 $254   $579   $  926   $1,905
Class Y (with or without redemption)    $ 81   $252   $  439   $  978

Balanced Fund

 More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates; or
 . As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportuni-ties for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts pres-ent the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                       Smith Barney Mutual Funds

 Management

Manager The fund's investment adviser and administrator is SSB Citi Fund Man-agement LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 7 World Trade Center, New York, New York 10048. The manager selects the fund's investments and oversees its opera-tions. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Chad Graves is responsible for the day-to-day management of the equity portion of the fund's portfolio, and James Conroy and John Bianchi are responsible for the day-to-day management of the fixed income portion. Messrs. Graves, Conroy and Bianchi are investment officers of the manager and vice presidents of Salo-mon Smith Barney.

Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or share-holder servicing activities out of its past profits and other available sourc-es. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make simi-lar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will per-form certain functions including shareholder recordkeeping and accounting serv-ices.

Balanced Fund

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addi-tion, you can buy additional Class O shares if you are a Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.
 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L and Class O shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, Class L and Class O shares, but only if the fund performs well.
 . Class L and Class O shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L and Class O shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

 . A broker/dealer, financial intermediary, financial institution or a distribu-tor's financial consultants (each called a "Service Agent")

 . The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L Class Y     All Classes
General                                    $1,000      $15 million     $50
IRA, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts               $250      $15 million     $50
Qualified Retirement Plans*                   $25      $15 million     $25
Simple IRAs                                    $1              n/a      $1
Monthly Systematic Investment Plans           $25              n/a     $25
Quarterly Systematic Investment Plans         $50              n/a     $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

                                                       Smith Barney Mutual Funds

 Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

                       Class A    Class B   Class L   Class O    Class Y
Key features          .Initial   .No ini-  .Initial  .Available .No ini-
                       sales      tial      sales     for pur-   tial or
                       charge     sales     charge    chase      deferred
                       .You may   charge    is lower  only by    sales
                       qualify    .Deferred than      former     charge
                       for        sales     Class A   Class C    .Must
                       reduction  charge    .Deferred share-     invest
                       or waiver  declines  sales     holders    at
                       of ini-    over      charge    .Deferred  least
                       tial       time      for only  sales      $15
                       sales      .Converts 1 year    charge     million
                       charge     to Class  .Does     for only   .Lower
                       .Lower     A after   not con-  1 year     annual
                       annual     8 years   vert to   .Does not  expenses
                       expenses   .Higher   Class A   convert    than
                       than       annual    .Higher   to Class   the
                       Class B    expenses  annual    A          other
                       and Class  than      expenses  .Higher    classes
                       L          Class A   than      annual
                                            Class A   expenses
                                                      than
                                                      Class A
-------------------------------------------------------------------------
Initial sales charge  Up to      None      1.00%     1.00%      None
                      5.00%;
                      reduced
                      for large
                      purchases
                      and waived
                      for cer-
                      tain
                      investors.
                      No charge
                      for pur-
                      chases of
                      $1,000,000
                      or more
-------------------------------------------------------------------------

Balanced Fund

                        Class A    Class B   Class L   Class O   Class Y
Deferred sales charge  1.00% on   Up to     1.00% if  1.00% if  None
                       purchases  5.00%     you       you
                       of         charged   redeem    redeem
                       $1,000,000 when you  within 1  within 1
                       or more if redeem    year of   year of
                       you redeem shares.   purchase  purchase
                       within 1   The
                       year of    charge
                       purchase   is
                                  reduced
                                  over
                                  time and
                                  there is
                                  no
                                  deferred
                                  sales
                                  charge
                                  after 6
                                  years
------------------------------------------------------------------------
Annual distribution    0.25% of   0.75% of  1.00% of  0.70% of  None
and service fees       average    average   average   average
                       daily net  daily     daily     daily
                       assets     net       net       net
                                  assets    assets    assets
------------------------------------------------------------------------
Exchangeable into*     Class A    Class B   Class L   Class L   Class Y
                       shares of  shares    shares    shares    shares
                       most Smith of most   of most   of most   of most
                       Barney     Smith     Smith     Smith     Smith
                       funds      Barney    Barney    Barney    Barney
                                  funds     funds     funds     funds
------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

                                                       Smith Barney Mutual Funds

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                                          Broker/Dealer
                                   Sales Charge as a % of Commission
                                   Offering  Net amount   as a % of
Amount of purchase                 price (%) invested (%) offering price
Less than $25,000                    5.00        5.26             4.50
$25,000 but less than $50,000        4.25        4.44             3.83
$50,000 but less than $100,000       3.75        3.90             3.38
$100,000 but less than $250,000      3.25        3.36             2.93
$250,000 but less than $500,000      2.75        2.83             2.48
$500,000 but less than $1,000,000    2.00        2.04             1.80
$1,000,000 or more                    -0-         -0-       up to 1.00*

*A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Balanced Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

  . by you, or
  . by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members

 . Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge   5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

                                                       Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                               Shares issued:       Shares issued:
Shares issued:                 On reinvestment of   Upon exchange from
At initial                     dividends and        another Smith Barney
purchase                       distributions        fund
Eight years after the date of  In same proportion   On the date the
purchase                       as the number of     shares originally
                               Class B shares       acquired would
                               converting is to     have converted
                               total Class B        into Class A
                               shares you own       shares
                               (excluding shares
                               issued as dividends)

Class L and O shares
You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2001.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Balanced Fund

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . On certain distributions from a retirement plan
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, con-tact your Service Agent or consult the SAI.

 Buying shares

     Through a   You should contact your Service Agent to open a brokerage
 Service Agent   account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected
                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

   Through the   Qualified retirement plans and certain other investors who
     fund        are clients of certain Service Agents are eligible to buy
                 shares directly from the fund.

                                                       Smith Barney Mutual Funds

                 . Write the fund at the following address:
                      Smith Barney Income Funds
                       Smith Barney Balanced Fund
                      (Specify class of shares)

                      c/o PFPC Global Fund Services
                      P.O. Box 9699

                      Providence, RI 02940-9699
                 . Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application.
                 . For more information, call the transfer agent at 1-800-451-
                   2010.
--------------------------------------------------------------------------------

     Through a
    systematic   You may authorize your Service Agent or the sub-transfer
    investment   agent to transfer funds automatically from (i) a regular bank
          plan   account, (ii) cash held in a brokerage account opened with a
                 Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly

                 . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the transfer agent or consult the SAI.

 Exchanging shares

  Smith Barney
      offers a   You should contact your Service Agent to exchange into other
   distinctive   Smith Barney funds. Be sure to read the prospectus of the
     family of   Smith Barney fund you are exchanging into. An exchange is a
         funds   taxable transaction.
   tailored to
 help meet the
 varying needs
 of both large
     and small
     investors

                 . You may exchange shares only for shares of the same class of another Smith Barney fund. Class O shares may be exchanged for Class L shares of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                 . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

Balanced Fund

                 . You must meet the minimum investment amount for each fund
                   (except for systematic investment plan exchanges).
                 . If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with
                   signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
  By telephone
                 If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the trans-fer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
       By mail
                 If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

                                                       Smith Barney Mutual Funds

 Redeeming shares

     Generally
                 Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail
                 For accounts held directly at the fund, send written requests to the fund at the following address:
                      Smith Barney Income Funds
                       Smith Barney Balanced Fund
                      (Specify class of shares)

                      c/o PFPC Global Fund Services
                      P.O. Box 9699

                      Providence, RI 02940-9699

                 Your written request must provide the following:

                 . The fund and account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as the account is regis-
                   tered

Balanced Fund

  By telephone
                 If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to autho-rize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must sub-
                 mit a new authorization form to change the bank account des-
                 ignated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH)
--------------------------------------------------------------------------------
     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   ($5,000 for retirement plan accounts) and each automatic
                 redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

                                                       Smith Barney Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000

 . Are sending signed share certificates or stock powers to the sub-transfer agent

 . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

Balanced Fund

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission
 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemp-tion proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                       Smith Barney Mutual Funds

 Dividends, distributions and taxes

Dividends The fund generally pays dividends, if any, quarterly, and makes capi-tal gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be from both income and gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

Transaction                            Federal tax status
Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than one
                                       year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Balanced Fund

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of busi-ness.

                                                       Smith Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent audi-tors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each year ended July 31:

                           2000(/1/) 1999(/1/)   1998    1997    1996
----------------------------------------------------------------------
 Net asset value,
 beginning of year          $13.86    $16.52   $15.53  $14.51  $14.03
----------------------------------------------------------------------
 Income from operations:
 Net investment income        0.45      0.45     0.70    0.80    0.83
 Net realized and
 unrealized gain              1.00      0.92     1.80    1.36    0.47
----------------------------------------------------------------------
 Total income from
 operations                   1.45      1.37     2.50    2.16    1.30
----------------------------------------------------------------------
 Less distributions from:
 Net investment income       (0.40)    (0.37)   (0.68)  (0.82)  (0.82)
 Net realized gains          (0.08)    (3.66)   (0.83)  (0.32)     --
----------------------------------------------------------------------
 Total distributions         (0.48)    (4.03)   (1.51)  (1.14)  (0.82)
----------------------------------------------------------------------
 Net asset value, end of
 year                       $14.83    $13.86   $16.52  $15.53  $14.51
----------------------------------------------------------------------
 Total return                10.62%    12.27%   16.70%  15.48%   9.21%
----------------------------------------------------------------------
 Net assets, end of year
 (millions)                   $436      $310     $279    $248    $266
----------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                     1.04%     1.08%    1.05%   1.06%   1.04%
 Net investment income        3.10      3.26     4.29    5.29    5.55
----------------------------------------------------------------------
 Portfolio turnover rate        43%       60%     110%     45%     58%
----------------------------------------------------------------------

(/1/)Per share amounts calculated using the monthly average shares method.

Balanced Fund

 For a Class B share of capital stock outstanding throughout each year ended July 31:

                           2000(/1/) 1999(/1/)   1998    1997    1996
----------------------------------------------------------------------
 Net asset value,
 beginning of year          $13.82    $16.49   $15.52  $14.51  $14.02
----------------------------------------------------------------------
 Income from operations:
 Net investment income        0.37      0.38     0.62    0.73    0.77
 Net realized and
 unrealized gain              1.01      0.93     1.80    1.35    0.47
----------------------------------------------------------------------
 Total income from
 operations                   1.38      1.31     2.42    2.08    1.24
----------------------------------------------------------------------
 Less distributions from:
 Net investment income       (0.34)    (0.32)   (0.62)  (0.75)  (0.75)
 Net realized gain           (0.08)    (3.66)   (0.83)  (0.32)     --
----------------------------------------------------------------------
 Total distributions         (0.42)    (3.98)   (1.45)  (1.07)  (0.75)
----------------------------------------------------------------------
 Net asset value, end of
 year                       $14.78    $13.82   $16.49  $15.52  $14.51
----------------------------------------------------------------------
 Total return                10.09%    11.78%   16.17%  14.88%   8.78%
----------------------------------------------------------------------
 Net assets, end of year
 (millions)                   $353      $568     $740    $951  $1,310
----------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                     1.55%     1.56%    1.52%   1.52%   1.55%
 Net investment income        2.60      2.81     3.87    4.85    5.13
----------------------------------------------------------------------
 Portfolio turnover rate        43%       60%     110%     45%     58%
----------------------------------------------------------------------

(/1/)Per share amounts calculated using the monthly average shares method.

                                                       Smith Barney Mutual Funds

 For a Class L share of capital stock outstanding throughout each year ended July 31:

                                           2000(/1/) 1999(/1/) 1998(/2/)
-----------------------------------------------------------------------------
 Net asset value, beginning of year          $13.83   $16.52    $17.14
-----------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income                         0.34     0.35      0.02
 Net realized and unrealized gain (loss)       1.01     0.91     (0.41)
-----------------------------------------------------------------------------
 Total income (loss) from operations           1.35     1.26     (0.39)
-----------------------------------------------------------------------------
 Less distributions from:
 Net investment income                        (0.31)   (0.29)       --
 Net realized gain                            (0.08)   (3.66)    (0.23)
-----------------------------------------------------------------------------
 Total distributions                          (0.39)   (3.95)    (0.23)
-----------------------------------------------------------------------------
 Net assets value, end of year               $14.79   $13.83    $16.52
-----------------------------------------------------------------------------
 Total return                                  9.87%   11.43%    (2.28)%(/3/)
-----------------------------------------------------------------------------
 Net assets, end of year (000)'s            $14,943   $7,508      $486
-----------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                                      1.80%    1.85%     1.74%(/4/)
 Net investment income                         2.34     2.54      2.51(/4/)
-----------------------------------------------------------------------------
 Portfolio turnover rate                         43%     60%       110%
-----------------------------------------------------------------------------

(/1/) Per share amounts calculated using the monthly average shares method. (/2/) For the period June 15, 1998 (inception date) to July 31, 1998.
(/3/) Not annualized.

(/4/) Annualized.

Balanced Fund

 For a Class O share of capital stock outstanding throughout each year ended July 31:

                           2000(/1/) 1999(/1/) 1998(/1/)(/2/) 1997(/1/)    1996
--------------------------------------------------------------------------------
 Net asset value,
 beginning of year          $13.83    $16.50       $15.53      $14.51    $14.02
--------------------------------------------------------------------------------
 Income from operations:
 Net investment income        0.37      0.39         0.64        0.73      0.77
 Net realized and
 unrealized gain              1.01      0.92         1.79        1.36      0.47
--------------------------------------------------------------------------------
 Total income from
 operations                   1.38      1.31         2.43        2.09      1.24
--------------------------------------------------------------------------------
 Less distributions from:
 Net investment income       (0.34)    (0.32)       (0.63)      (0.75)    (0.75)
 Net realized gains          (0.08)    (3.66)       (0.83)      (0.32)       --
--------------------------------------------------------------------------------
 Total distributions         (0.42)    (3.98)       (1.46)      (1.07)    (0.75)
--------------------------------------------------------------------------------
 Net asset value, end of
 year                       $14.79    $13.83       $16.50      $15.53    $14.51
--------------------------------------------------------------------------------
 Total return                10.13%    11.79%       16.19%      15.01%     8.80%
--------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                    $5,738    $6,606       $8,838      $9,381   $11,441
--------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                     1.53%     1.50%        1.48%       1.47%     1.50%
 Net investment income        2.62      2.83         3.89        4.89      5.19
--------------------------------------------------------------------------------
 Portfolio turnover rate        43%      60%          110%         45%       58%
--------------------------------------------------------------------------------

(/1/) Per share amounts calculated using the monthly average shares method. (/2/) On June 12, 1998, Class C shares were renamed Class O shares.

                                                       Smith Barney Mutual Funds

 For a Class Y(/1/) share of capital stock outstanding throughout each year ended July 31:

                                           1998(/2/)    1997  1996(/3/)
---------------------------------------------------------------------------
 Net asset value, beginning of year         $15.56    $14.52   $14.88
---------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income                        0.76      0.83     0.64
 Net realized and unrealized gain (loss)      1.74      1.38    (0.29)
---------------------------------------------------------------------------
 Total income from operations                 2.50      2.21     0.35
---------------------------------------------------------------------------
 Less distributions from:
 Net investment income                       (0.71)    (0.85)   (0.71)
 Net realized gains                          (0.83)    (0.32)      --
---------------------------------------------------------------------------
 Total distributions                         (1.54)    (1.17)   (0.71)
---------------------------------------------------------------------------
 Net assets value, end of year              $16.52    $15.56   $14.52
---------------------------------------------------------------------------
 Total return                                16.67%    15.88%    2.28%(/4/)
---------------------------------------------------------------------------
 Net assets, end of year (000)'s                $1   $24,676   $7,617
---------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                                     0.67%     0.67%    0.78%(/5/)
 Net investment income                        5.00      5.58     5.54(/5/)
---------------------------------------------------------------------------
 Portfolio turnover rate                       110%       45%      58%
---------------------------------------------------------------------------

(/1/) There were no Class Y shares outstanding for the fiscal years ended July
      31, 1999 and 2000.
(/2/) Per share amounts calculated using the monthly average shares method. (/3/) For the period from October 9, 1995 (inception date) to July 31, 1996. (/4/) Not annualized.
(/5/) Annualized.

Balanced Fund

[SB] Smith Barney
[MF] Mutual Funds
Your Serious Money. Professionally Managed.(SM)

Smith Barney Balanced Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th floor, New York, New York 10048.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Pub-lic Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Data-base on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-04254) FD0229  11/00

[LOGO] Smith Barney
       Mutual Funds


PROSPECTUS


Convertible
Fund

Class A, B, L and Y Shares
------------------------------------
NOVEMBER 28, 2000



--------------------------------------------------------------------------------
INVESTMENT PRODUCTS : NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
--------------------------------------------------------------------------------


The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Convertible Fund

 CONTENTS
------------------------------------------------

Investments, risks and performance.........................    2

More on the fund's investments.............................    8

Management.................................................    9

Choosing a class of shares to buy..........................   10

Comparing the fund's classes...............................   12

Sales charges..............................................   13

More about deferred sales charges..........................   17

Buying shares..............................................   18

Exchanging shares..........................................   20

Redeeming shares...........................................   21

Other things to know about share transactions..............   24

Dividends, distributions and taxes.........................   26

Share price................................................   27

Financial highlights.......................................   28

                                                    SMITH BARNEY MUTUAL FUNDS  1

 INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------
Investment objective

The fund seeks current income and capital appreciation.

Principal investment strategies

KEY INVESTMENTS The fund invests primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 35% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

SELECTION PROCESS In evaluating a convertible security, the subadviser analyzes fixed income characteristics of the security, as well as equity characteristics of the underlying security.

Equity characteristics the subadviser looks for include:

/ / Companies with potential for real, sustainable growth
/ / Companies with competent and accessible management
/ / Favorable cash flow and management's use of cash
/ / Securities structured to reduce risk and add to return
/ / Securities of companies that the manager believes could benefit from significant appreciation in 12-18 months

Fixed income characteristics the subadviser looks for include:

/ / Favorable financial condition and capital structure
/ / Risk reduction characteristics, such as avoiding companies that are difficult to value or that have negative cash flows
/ / Favorable yield to maturity in light of risk

2  SMITH BARNEY CONVERTIBLE FUND

Principal risks of investing in the fund

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

/ / A common stock or other security into which a security owned by the fund is convertible falls in value
/ / The stock market declines generally
/ / The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
/ / Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio
/ / Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices
/ / The subadviser's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

/ / Are seeking to earn current income with some potential for capital appreciation
/ / Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities

                                                    SMITH BARNEY MUTUAL FUNDS  3

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past
10 years. Class A, L, O and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return For Class B Shares
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEARS ENDED DECEMBER 31

90   (8.71%)
91    24.91%
92    13.45%
93    12.53%
94   (6.76%)
95    20.82%
96    10.72%
97    15.88%
98   (1.90%)
99   (2.73%)

Quarterly Returns (Past 10 years): Highest: 10.54% in 1st quarter 1991; Lowest:
-15.83% in 3rd quarter 1990.

Year to date: 10.05% through 9/30/00

4  SMITH BARNEY CONVERTIBLE FUND

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged broad-based index of widely held common stocks, the Salomon Smith Barney Broad Investment Grade Index ("SSB BIG"), an unmanaged market-capitalization weighted index which includes fixed-rate Treasury, Government-sponsored, mortage, and investment-grade corporates (BBB-/ Baa3) with a maturity of one year or longer and the Lipper Convertible Securities Fund Peer Group Average Index, (the "Lipper Index"), an unmanaged broad-based index of the fund's peer group of 61 mutual funds investing in convertible securities. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                                  Average Annual Total Returns
                             Calendar Years Ended December 31, 1999
------------------------------------------------------------------------------------------------
Class                        1 year       5 years    10 years   Since Inception   Inception Date
------------------------------------------------------------------------------------------------
A                                -7.09%     7.57%        n/a             6.66%       11/06/92
------------------------------------------------------------------------------------------------
B                                -7.41%     8.00%      7.22%             7.29%       09/09/86
------------------------------------------------------------------------------------------------
L                                -5.14%       n/a        n/a            -5.37%       06/15/98
------------------------------------------------------------------------------------------------
O                                -3.70%     8.13%        n/a             7.39%       11/07/94
------------------------------------------------------------------------------------------------
Y                                -1.78%       n/a        n/a             5.59%       02/07/96
------------------------------------------------------------------------------------------------
S&P 500 Index*                   21.04%    28.56%     18.21%               n/a            n/a
------------------------------------------------------------------------------------------------
SSB BIG Index*                   -0.83%    13.23%      7.75%               n/a            n/a
------------------------------------------------------------------------------------------------
Lipper Index*                     30.86%    17.65%     13.14%               n/a            n/a

 *INDEX COMPARISON BEGINS ON 12/31/89.

                                                    SMITH BARNEY MUTUAL FUNDS  5

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

                              Shareholder fees
-----------------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                      Class A     Class B     Class L     Class O     Class Y
-----------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(AS A % OF OFFERING PRICE)        5.00%        None       1.00%       1.00%        None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (AS A % OF THE LOWER
OF NET ASSET VALUE AT
PURCHASE OR REDEMPTION)           None*       5.00%       1.00%       1.00%        None

                     Annual fund operating expenses
-----------------------------------------------------------------------------------------
(EXPENSES DEDUCTED FROM
FUND ASSETS)                     Class A     Class B     Class L     Class O     Class Y
-----------------------------------------------------------------------------------------
Management fee                    0.70%       0.70%       0.70%       0.70%       0.70%
-----------------------------------------------------------------------------------------
Distribution and service
(12b-1) fee                       0.25%       0.75%       1.00%       0.70%        None
-----------------------------------------------------------------------------------------
Other expenses                    0.39%       0.41%       0.64%       0.50%       0.17%
-----------------------------------------------------------------------------------------
Total annual fund
  operating expenses              1.34%       1.86%       2.34%       1.90%       0.87%
                                  =====       =====       =====       =====       =====

*YOU MAY BUY CLASS A SHARES IN AMOUNTS OF $1,000,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE) BUT IF YOU REDEEM THOSE SHARES WITHIN 12 MONTHS OF THEIR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%.

6  SMITH BARNEY CONVERTIBLE FUND

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

/ /  You invest $10,000 in the fund for the period shown
/ /  Your investment has a 5% return each year
/ / You reinvest all distributions and dividends without a sales charge / / The fund's operating expenses remain the same

                      Number of years you own your shares
-------------------------------------------------------------------------------
                                    1 year     3 years     5 years     10 years
-------------------------------------------------------------------------------
Class A
(WITH OR WITHOUT REDEMPTION)         $630        $903       $1,197      $2,032
-------------------------------------------------------------------------------
Class B
(REDEMPTION AT END OF PERIOD)        $689        $885       $1,106      $2,044
-------------------------------------------------------------------------------
Class B
(NO REDEMPTION)                      $189        $585       $1,006      $2,044
-------------------------------------------------------------------------------
Class L
(REDEMPTION AT END OF PERIOD)        $435        $823       $1,338      $2,749
-------------------------------------------------------------------------------
Class L
(NO REDEMPTION)                      $335        $823       $1,338      $2,749
-------------------------------------------------------------------------------
Class O
(REDEMPTION AT END OF PERIOD)        $391        $691       $1,116      $2,300
-------------------------------------------------------------------------------
Class O
(NO REDEMPTION)                      $291        $691       $1,116      $2,300
-------------------------------------------------------------------------------
Class Y
(WITH OR WITHOUT REDEMPTION)         $ 89        $278       $  482      $1,073

                                                    SMITH BARNEY MUTUAL FUNDS  7

 MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

/ / To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or / / As a substitute for buying or selling securities; or / / To enhance the fund's return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

SHORT SALES The fund may engage in short sales "against the box," by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

8  SMITH BARNEY CONVERTIBLE FUND

 MANAGEMENT
--------------------------------------------------------------------------------

MANAGER The fund's investment adviser and administrator is SSB Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The manager's address is 7 World Trade Center, New York, New York 10048. The manager oversees the selection of the fund's investments and its general operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management, an affiliate of SSB Citi Fund Management LLC also located at 7 World Trade Center, New York, New York 10048, serves as subadviser to the fund. The subadviser manages the fund's investment portfolio, subject to the supervision of the manager. The subadviser provides investment management and advisory services to mutual funds and currently manages over $9 billion.

Ross Margolies serves as portfolio manager and is responsible for the fund's day-to-day management. Mr. Margolies, a managing director of the subadviser and senior portfolio manager is responsible for U.S. equity, convertibles and arbitrage portfolios. Mr. Margolies has over 19 years of investment experience.

MANAGEMENT FEE For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer

                                                    SMITH BARNEY MUTUAL FUNDS  9
agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder recordkeeping and accounting services and functions.

 CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

/ / If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
/ / For Class B shares, all of your purchase amount and, for Class L and Class O shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, Class L and Class O shares, but only if the fund performs well.
/ / Class L and Class O shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L and Class O shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

/ / A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
/ / The fund, but only if you are investing through certain qualified plans or Service Agents

10  SMITH BARNEY CONVERTIBLE FUND

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          Initial              Additional
--------------------------------------------------------------------------
                                Classes A, B, L   Class Y      All Classes
--------------------------------------------------------------------------
General                              $1,000     $15 million        $50
--------------------------------------------------------------------------
Individual Retirement Accounts,
Self Employed Retirement Plans,
Uniform Gift to Minor Accounts       $  250     $15 million        $50
--------------------------------------------------------------------------
Qualified Retirement Plans*          $   25     $15 million        $25
--------------------------------------------------------------------------
Simple IRAs                          $    1             n/a        $ 1
--------------------------------------------------------------------------
Monthly Systematic Investment
Plans                                $   25             n/a        $25
--------------------------------------------------------------------------
Quarterly Systematic Investment
Plans                                $   50             n/a        $50

*QUALIFIED RETIREMENT PLANS ARE RETIREMENT PLANS QUALIFIED UNDER
SECTION 403(B)(7) OR SECTION 401(A) OF THE INTERNAL REVENUE CODE, INCLUDING 401(K) PLANS

                                                   SMITH BARNEY MUTUAL FUNDS  11

 COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------
Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                          Class A        Class B        Class L        Class O         Class Y
-------------------------------------------------------------------------------------------------
Key Features           / / Initial    / / No         / / Initial    / / Available   / / No
                       sales charge   initial sales  sales charge   for purchase    initial or
                       / / You may        charge         is lower       only by         deferred
                           qualify    / / Deferred       than           former          sales
                           for            sales          Class A        Class C         charge
                           reduction      charge     / / Deferred     shareholders  / / Must
                           or waiver      declines       sales      / / Deferred    invest at
                           of             over time      charge         sales           least
                           initial    / / Converts       for only       charge for   $15 million
                           sales      to Class A         1 year         only 1      / / Lower
                           charge         after      / / Does not       year            annual
                       / / Lower          8 years        convert    / / Does not        expenses
                           annual     / / Higher         to             convert to      than the
                           expenses       annual         Class A        Class A         other
                           than           expenses   / / Higher     / / Higher          classes
                           Class B        than           annual         annual
                           and            Class A        expenses       expenses
                           Class L                       than           than
                                                         Class A        Class A
-------------------------------------------------------------------------------------------------
Initial sales charge   Up to 5.00%;   None           1.00%          1.00%           None
                       reduced for
                       large
                       purchases and
                       waived for
                       certain
                       investors. No
                       charge for
                       purchases of
                       $1,000,000 or
                       more
-------------------------------------------------------------------------------------------------
Deferred sales charge  1.00% on       Up to 5.00%    1.00% if you   1.00% if you    None
                       purchases of   charged when   redeem within  redeem within
                       $1,000,000 or  you redeem     1 year of      1 year of
                       more if you    shares. The    purchase       purchase
                       redeem within  charge is
                       1 year of      reduced over
                       purchase       time and
                                      there is no
                                      deferred
                                      sales charge
                                      after 6 years
-------------------------------------------------------------------------------------------------
Annual distribution    0.25% of       0.75% of       1.00% of       0.70% of        None
and service fees       average daily  average daily  average daily  average daily
                       net assets     net assets     net assets     net assets
-------------------------------------------------------------------------------------------------
Exchange-privilege*    Class A        Class B        Class L        Class L shares  Class Y
                       shares of      shares of      shares of      of most Smith   shares of
                       most Smith     most Smith     most Smith     Barney funds    most Smith
                       Barney funds   Barney funds   Barney funds                   Barney funds

*ASK YOUR SERVICE AGENT FOR THE SMITH BARNEY FUNDS AVAILABLE FOR EXCHANGE.

12  SMITH BARNEY CONVERTIBLE FUND

 SALES CHARGES
--------------------------------------------------------------------------------
Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees Service Agents that sell shares of the fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                                              Broker/Dealer
                          Sales Charge as a % of                commission
                         Offering      Net amount               as a % of
Amount of purchase       price (%)    invested (%)            offering price
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Less than $25,000          5.00           5.26                        4.50
----------------------------------------------------------------------------
$25,000 but less than
$50,000                    4.25           4.44                        3.83
----------------------------------------------------------------------------
$50,000 but less than
$100,000                   3.75           3.90                        3.38
----------------------------------------------------------------------------
$100,000 but less
than $250,000              3.25           3.36                        2.93
----------------------------------------------------------------------------
$250,000 but less
than $500,000              2.75           2.83                        2.48
----------------------------------------------------------------------------
$500,000 but less
than $1,000,000            2.00           2.04                        1.80
----------------------------------------------------------------------------
$1,000,000 or more          -0-            -0-                 up to 1.00*

*A DISTRIBUTOR PAYS UP TO 1.00% TO A SERVICE AGENT.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem

                                                   SMITH BARNEY MUTUAL FUNDS  13
these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

ACCUMULATION PRIVILEGE - lets you combine the current value of Class A shares owned

   / / by you, or

   / / by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

/ / Employees of NASD members
/ / Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
/ / Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR SERVICE AGENT OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI").

14  SMITH BARNEY CONVERTIBLE FUND

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase        1st        2nd         3rd         4th         5th       6th through 8th
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Deferred sales charge        5%        4%          3%          2%          1%              0%
---------------------------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                         Shares issued:          Shares issued:
                         On reinvestment         Upon exchange from
Shares issued:           of dividends and        another Smith Barney
At initial purchase      distributions           fund
---------------------------------------------------------------------
Eight years after the    In same proportion      On the date the
date of purchase         as the number of        shares originally
                         Class B shares          acquired would have
                         converting is to        converted into
                         total Class B shares    Class A shares
                         you own (excluding
                         shares issued as a
                         dividend)

                                                   SMITH BARNEY MUTUAL FUNDS  15

Class L and Class O shares

You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

16  SMITH BARNEY CONVERTIBLE FUND

 MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

/ / Shares exchanged for shares of another Smith Barney fund
/ / Shares representing reinvested distributions and dividends
/ / Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

/ / On payments made through certain systematic withdrawal plans
/ / On certain distributions from a retirement plan
/ / For involuntary redemptions of small account balances
/ / For 12 months following the death or disability of a shareholder

IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF DEFERRED SALES CHARGES, CONTACT YOUR SERVICE AGENT OR CONSULT THE SAI.

                                                   SMITH BARNEY MUTUAL FUNDS  17

 BUYING SHARES
--------------------------------------------------------------------------------
THROUGH A SERVICE AGENT

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected

/ / Class of shares being bought
/ / Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

--------------------------------------------------------------------------------
THROUGH THE FUND

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

/ / Write the fund at the following address:
     Smith Barney Income Funds
     Smith Barney Convertible Fund
     (Specify class of shares)
     c/o PFPC Global Fund Services
     P.O. Box 9699
     Providence, Rhode Island 02940-9699
/ / Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
/ / For more information, call the transfer agent at 1-800-451-2010.

--------------------------------------------------------------------------------
THROUGH A SYSTEMATIC INVESTMENT PLAN

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

18  SMITH BARNEY CONVERTIBLE FUND

/ / Amounts transferred should be at least: $25 monthly or $50 quarterly
/ / If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

FOR MORE INFORMATION, CONTACT YOUR SERVICE AGENT OR THE TRANSFER AGENT OR CONSULT THE SAI.

                                                   SMITH BARNEY MUTUAL FUNDS  19

 EXCHANGING SHARES
--------------------------------------------------------------------------------
SMITH BARNEY OFFERS A DISTINCTIVE FAMILY OF FUNDS TAILORED TO HELP MEET THE VARYING
NEEDS OF BOTH LARGE AND SMALL INVESTORS

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund you are exchanging into. An exchange is a taxable transaction.

/ / You may exchange shares only for shares of the same class of another Smith
    Barney fund. Class O shares may be exchanged for Class L shares of another Smith Barney fund. Not all Smith Barney funds offer all classes.
/ / Not all Smith Barney funds may be offered in your state of residence.
    Contact your Service Agent or the transfer agent for further information. / / You must meet the minimum investment amount for each fund (except for systematic investment plan exchanges).
/ / If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
/ / The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------
WAIVER OF ADDITIONAL SALES CHARGES

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------

20  SMITH BARNEY CONVERTIBLE FUND

BY TELEPHONE

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

--------------------------------------------------------------------------------
BY MAIL

If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

 REDEEMING SHARES
--------------------------------------------------------------------------------
GENERALLY

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------

                                                   SMITH BARNEY MUTUAL FUNDS  21

BY MAIL

For accounts held directly at the fund, send written requests to the fund at the following address:
   Smith Barney Income Funds
   Smith Barney Convertible Fund
   (Specify class of shares)
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island 02940-9699

Your written request must provide the following:

/ / The fund and account number
/ / The class of shares and the dollar amount or number of shares to be redeemed / / Signatures of each owner exactly as the account is registered

--------------------------------------------------------------------------------
BY TELEPHONE

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH).

--------------------------------------------------------------------------------

22  SMITH BARNEY CONVERTIBLE FUND

AUTOMATIC CASH WITHDRAWAL PLANS

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

/ / Your shares must not be represented by certificates
/ / All dividends and distributions must be reinvested

FOR MORE INFORMATION, CONTACT YOUR SERVICE AGENT OR CONSULT THE SAI.

                                                   SMITH BARNEY MUTUAL FUNDS  23

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

/ / Name of the fund
/ / Account number
/ / Class of shares being bought, exchanged or redeemed
/ / Dollar amount or number of shares being bought, exchanged or redeemed / / Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

/ / Are redeeming over $50,000
/ / Are sending signed share certificates or stock powers to the sub-transfer agent
/ / Instruct the sub-transfer agent to mail the check to an address different from the one on your account
/ / Changed your account registration
/ / Want the check paid to someone other than the account owner(s)
/ / Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

/ / Suspend the offering of shares
/ / Waive or change minimum and additional investment amounts
/ / Reject any purchase or exchange order
/ / Change, revoke or suspend the exchange privilege
/ / Suspend telephone transactions

24  SMITH BARNEY CONVERTIBLE FUND

/ / Suspend or postpone redemptions of shares on any day when trading on the New
    York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
/ / Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/ or exchanges by the shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                   SMITH BARNEY MUTUAL FUNDS  25

 DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be from both income and gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                        Federal tax status
------------------------------------------------------------------
Redemption or exchange of          Usually capital gain or loss;
shares                             long-term only if shares owned
                                   more than one year
------------------------------------------------------------------
Long-term capital gain             Long-term capital gain
distributions
------------------------------------------------------------------
Short-term capital gain            Ordinary income
distributions
------------------------------------------------------------------
Dividends                          Ordinary income
------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

26  SMITH BARNEY CONVERTIBLE FUND

 SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally
4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

                                                   SMITH BARNEY MUTUAL FUNDS  27

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

                For a Class A Share of beneficial interest outstanding
                          throughout each year ended July 31:
---------------------------------------------------------------------------------------
                               2000(1)     1999(1)      1998        1997       1996(1)
---------------------------------------------------------------------------------------
Net asset value,
  beginning of year           $ 15.25     $ 16.90     $ 18.61     $ 15.66     $ 15.27
---------------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income          0.69        0.69        0.73        0.78        0.74
  Net realized and unrealized
    gain/(loss)                  0.21       (1.24)      (0.39)       3.28        0.38
---------------------------------------------------------------------------------------
Total income (loss) from
  operations                     0.90       (0.55)       0.34        4.06        1.12
---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (0.65)      (0.66)      (0.79)      (0.75)      (0.73)
  Net realized gain                --       (0.44)      (1.26)      (0.36)         --
---------------------------------------------------------------------------------------
Total distributions             (0.65)      (1.10)      (2.05)      (1.11)      (0.73)
---------------------------------------------------------------------------------------
Net asset value, end of year  $ 15.50     $ 15.25     $ 16.90     $ 18.61     $ 15.66
---------------------------------------------------------------------------------------
Total return                     6.13%      (3.11)%      1.97%      26.94%       7.41%
---------------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                     $21,794     $26,141     $35,780     $38,803     $34,888
---------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                       1.34%       1.29%       1.25%       1.27%       1.40%
  Net investment income          4.62        4.45        4.09        4.61        4.68
---------------------------------------------------------------------------------------
Portfolio turnover rate           167%         27%         49%         57%         59%
---------------------------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS CALCULATED USING THE MONTHLY AVERAGE
                        SHARES METHOD.

28  SMITH BARNEY CONVERTIBLE FUND

                For a Class B Share of beneficial interest outstanding
                          throughout each year ended July 31:
---------------------------------------------------------------------------------------
                               2000(1)     1999(1)      1998        1997       1996(1)
---------------------------------------------------------------------------------------
Net asset value,
  beginning of year           $ 15.22     $ 16.89     $ 18.60     $ 15.66     $ 15.27
---------------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income          0.61        0.61        0.64        0.69        0.66
  Net realized and unrealized
    gain/(loss)                  0.21       (1.24)      (0.38)       3.28        0.39
---------------------------------------------------------------------------------------
Total income (loss) from
  operations                     0.82       (0.63)       0.26        3.97        1.05
---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (0.59)      (0.60)      (0.71)      (0.67)      (0.66)
  Net realized gain                --       (0.44)      (1.26)      (0.36)         --
---------------------------------------------------------------------------------------
Total distributions             (0.59)      (1.04)      (1.97)      (1.03)      (0.66)
---------------------------------------------------------------------------------------
Net asset value, end of year  $ 15.45     $ 15.22     $ 16.89     $ 18.60     $ 15.66
---------------------------------------------------------------------------------------
Total return                     5.59%      (3.61)%      1.51%      26.29%       6.91%
---------------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                     $13,216     $21,559     $35,570     $42,927     $42,420
---------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                       1.86%       1.76%       1.74%       1.77%       1.90%
  Net investment income          4.10        3.98        3.60        4.12        4.18
---------------------------------------------------------------------------------------
Portfolio turnover rate           167%         27%         49%         57%         59%
---------------------------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS CALCULATED USING THE MONTHLY AVERAGE
                        SHARES METHOD.

                                                   SMITH BARNEY MUTUAL FUNDS  29

               For a Class L Share of beneficial interest outstanding
                        throughout each year ended July 31:
------------------------------------------------------------------------------------
                                                    2000(1)     1999(1)     1998(2)
------------------------------------------------------------------------------------
Net asset value,
  beginning of year                                $15.18       $16.90      $17.14
------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                              0.53         0.53        0.05
  Net realized and unrealized gain (loss)            0.21        (1.24)      (0.17)
------------------------------------------------------------------------------------
Total income (loss) from operations                  0.74        (0.71)      (0.12)
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (0.56)       (0.57)      (0.12)
  Net realized gain                                    --        (0.44)         --
------------------------------------------------------------------------------------
Total distributions                                 (0.56)       (1.01)      (0.12)
------------------------------------------------------------------------------------
Net asset value, end of year                       $15.36       $15.18      $16.90
------------------------------------------------------------------------------------
Total return                                        5.07%        (4.08)%     (0.74)(3)
------------------------------------------------------------------------------------
Net assets, end of year (000)'s                    $  270       $  540      $  210
------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                           2.34%        2.30%       1.98%(4)
  Net investment income                              3.64         3.39        2.51(4)
------------------------------------------------------------------------------------
Portfolio turnover rate                               167%          27%         49%
------------------------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY
                        AVERAGE SHARES METHOD.
         (2)            FOR THE PERIOD FROM JUNE 15, 1998 (INCEPTION DATE) TO
                        JULY 31, 1998.
         (3)            NOT ANNUALIZED.
         (4)            ANNUALIZED.

30  SMITH BARNEY CONVERTIBLE FUND

                For a Class O Share of beneficial interest outstanding
                          throughout each year ended July 31:
---------------------------------------------------------------------------------------
                               2000(1)     1999(1)     1998(2)       1997      1996(1)
---------------------------------------------------------------------------------------
Net asset value,
  beginning of year            $15.19      $16.87      $18.58      $15.64      $15.27
---------------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income          0.60        0.61        0.63        0.67        0.67
  Net realized and
    unrealized gain/(loss)       0.21       (1.25)      (0.37)       3.31        0.37
---------------------------------------------------------------------------------------
Total income (loss) from
  operations                     0.81       (0.64)       0.26        3.98        1.04
---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (0.59)      (0.60)      (0.71)      (0.68)      (0.67)
  Net realized gain                --       (0.44)      (1.26)      (0.36)         --
---------------------------------------------------------------------------------------
Total distributions             (0.59)      (1.04)      (1.97)      (1.04)      (0.67)
---------------------------------------------------------------------------------------
Net assets value, end of
  year                         $15.41      $15.19      $16.87      $18.58      $15.64
---------------------------------------------------------------------------------------
Total return                     5.57%      (3.66)%      1.53%      26.37%       6.82%
---------------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                      $  321      $  572      $1,557      $1,252      $  641
---------------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                       1.90%       1.78%       1.70%       1.74%       1.86%
  Net investment income          4.06        4.00        3.63        4.14        4.17
---------------------------------------------------------------------------------------
Portfolio turnover rate           167%         27%         49%         57%         59%
---------------------------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS CALCULATED USING THE MONTHLY AVERAGE
                        SHARES METHOD.
         (2)            ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS O
                        SHARES.

                                                   SMITH BARNEY MUTUAL FUNDS  31

                 For a Class Y Share of beneficial interest outstanding
                          throughout each year ended July 31:
----------------------------------------------------------------------------------------
                              2000(1)     1999(1)       1998        1997      1996(1)(2)
----------------------------------------------------------------------------------------
Net asset value,
  beginning of year          $ 15.34     $ 16.98      $ 18.66     $ 15.68     $ 16.15
----------------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income         0.78        0.76         0.77        0.83        0.38
  Net realized and
    unrealized gain/(loss)      0.19       (1.25)       (0.35)       3.31       (0.46)
----------------------------------------------------------------------------------------
Total income (loss) from
  operations                    0.97       (0.49)        0.42        4.14       (0.08)
----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (0.70)      (0.71)       (0.84)      (0.80)      (0.39)
  Capital                         --       (0.44)       (1.26)      (0.36)         --
----------------------------------------------------------------------------------------
Total distributions            (0.70)      (1.15)       (2.10)      (1.16)      (0.39)
----------------------------------------------------------------------------------------
Net assets value, end of
  year                       $ 15.61     $ 15.34      $ 16.98     $ 18.66     $ 15.68
----------------------------------------------------------------------------------------
Total return                    6.62%      (2.68)%       2.42%      27.44%      (0.56)%(3)
----------------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                    $90,472     $95,707      $72,870     $29,080     $ 9,189
----------------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                      0.87%       0.83%        0.83%       0.85%       1.00%(4)
  Net investment income         5.10        4.87         4.49        5.04        4.98(4)
----------------------------------------------------------------------------------------
Portfolio turnover rate          167%         27%          49%         57%         59%
----------------------------------------------------------------------------------------

         (1)            PER SHARE AMOUNTS CALCULATED USING THE MONTHLY AVERAGE
                        SHARES METHOD.
         (2)            FOR THE PERIOD FROM FEBRUARY 7, 1996 (INCEPTION DATE) TO
                        JULY 31, 1996.
         (3)            NOT ANNUALIZED.
         (4)            ANNUALIZED.

32  SMITH BARNEY CONVERTIBLE FUND

                      (This page intentionally left blank)

                                                   SMITH BARNEY MUTUAL FUNDS  33

[LOGO]

SMITH BARNEY CONVERTIBLE FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th Floor, New York, New York 10048.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)
[FD1210 11/00]

[SB] Smith Barney
[MF] Mutual Funds

Your Serious Money. Professionally Managed.(SM)


P R O S P E C T U S


Smith Barney
Diversified
Strategic Income
Fund

Class Z Shares
-----------------------
November 28, 2000



--------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
--------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Diversified Strategic Income Fund

 Contents

Investments, risks and performance..........................................   2
More on the fund's investments..............................................   8
Management..................................................................  10
Buying, selling and exchanging Class Z shares...............................  11

Share price.................................................................  12
Dividends, distributions and taxes..........................................  13
Financial highlights........................................................  14


The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks high current income.

Principal investment strategies

Key investments The fund invests primarily in three types of fixed income secu-rities:

 . U.S. government securities and U.S. government mortgage-related securities . foreign government securities, including securities issued by supranational organizations
 . U.S. and foreign corporate debt securities

Allocation: The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type. The manager normally expects to maintain approx-imately 50% of the fund's assets in government and mortgage-related securities, 25% in foreign government securities and 25% in corporate debt. However, these percentages may vary significantly over time.

Maturity: The fund will invest primarily in intermediate-term securities. As a result, the weighted average effective maturity of the fund's portfolio is nor-mally expected to be between four and 10 years.

Credit quality: Up to 35% of the fund's assets may be invested in U.S. or for-eign securities rated below investment grade or comparable unrated securities. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or, if unrated, of similar credit quality. The portion of the fund's portfolio invested in corporate debt securities will be primarily invested in below investment grade securities.

Selection process

Government and mortgage-related securities
In selecting government and mortgage-related securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

Diversified Strategic Income Fund

 . Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook
 . Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securi-ties when their additional yield justifies their additional risk
 . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information . Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing pre-payment patterns to identify individual securities that balance potential return and risk

Foreign government securities
In selecting foreign government securities, the subadviser considers and com-pares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign cur-rency exposure. The subadviser looks for:

 . Political and economic stability, and favorable inflation and government def-
  icit prospects
 . Favorable yield and maturity
 . Strong financial condition and high credit quality
 . Low sensitivity to interest rate changes

Corporate debt securities
In selecting corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings pros-pects or demonstrate a potential for higher ratings over time. The manager looks for:

 . "Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued
 . Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, opera-tions, earnings, or other internal or external factors.

                                                       Smith Barney Mutual Funds

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

 . Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk

 . Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
 . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded.
  This risk is higher for below investment grade bonds, as described below
 . Adverse governmental action or, political, economic or market instability affects a foreign country or region
 . An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
 . The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentali-ties of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agen-cies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rig-orous accounting and regulatory standards than in the U.S. Currency fluctua-tions could erase investment gains or add to investment losses.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liq-uid, and may be more difficult to value. Changes in

Diversified Strategic Income Fund
economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Transaction costs of frequent trading may also result in increased fund expenses.

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to invest in fixed income securities for high current income
 . Are willing to accept the risks of mortgage-related securities, foreign secu-rities and below investment grade bonds

                                                       Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class Z shares since inception on November 6, 1992.

                        Total Return for Class Z Shares


                                  [BAR CHART]

          93         94         95        96       97     98      99
        ------    -------     ------    ------   -----   -----   -----
        13.49%    (2.60%)     15.92%    10.86%   7.82%   6.24%   0.06%

                       Calendar years ended December 31


Quarterly returns:

Highest: 4.50% in 1st quarter 1993; Lowest: -1.93% in 1st quarter 1994. Year to date: 2.95% through 9/30/00

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of Class Z shares of the fund for the periods shown with that of the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index consisting of government, corporate, mortgage-related and asset-backed fixed income securities. This table assumes reinvestment of distributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31, 1999

Class                 1 year 5 years 10 years Since Inception Inception Date
 Z                     0.06%  8.05%     n/a        7.20%         11/06/92
 Lehman Brothers
 Aggregate Bond Index -0.82%  7.73%    n/a         6.51%	        *

* Index comparison begins on November 6, 1992.


Diversified Strategic Income Fund

Fees table
This table sets forth the fees and expenses you will pay if you invest in Class Z shares of the fund.

                         Annual fund operating expenses

(expenses deducted from fund assets)
Management fee                        0.65%
Other expenses                        0.04%
                                      -----
Total annual fund operating expenses  0.69%

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends
 . The fund's operating expenses remain the same

                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class Z (with or without redemption)   $70    $221    $384     $859

                                                       Smith Barney Mutual Funds

 More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or currency exchange notes; or

 . As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities mar-kets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity securities Although the fund invests primarily in fixed income securi-ties, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

Zero coupon bonds Fixed income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in corporate loans The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateral-ized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in

Diversified Strategic Income Fund
the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repur-chase price or that the other party will default.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                       Smith Barney Mutual Funds

 Management

Manager The fund's investment adviser and administrator is SSB Citi Fund Man-agement LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney") The manager's address is 7 World Trade Center, New York, New York 10048. The manager selects the fund's investments and oversees its operations. The fund's subadviser is Smith Barney Global Capital Management, Inc., which is located at Cottons Centre, Hays Lane, London SE1 2QT, United Kingdom. The subadviser is primarily responsible for management of the fund's foreign component. The man-ager, subadviser and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

John C. Bianchi, James E. Conroy and Simon R. Hildreth are responsible for the day-to-day management of the fund's portfolio. Messrs. Bianchi and Conroy, both investment officers of the manager and managing directors of Salomon Smith Bar-ney have served as investment officers of the fund since the fund's inception in 1989. Mr. Hildreth has been an investment officer of the manager and manag-ing director of the subadviser since 1994 and an investment officer of the fund since 1998.

Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent to render certain shareholder recordkeeping and accounting serv-ices and functions.

Diversified Strategic Income Fund

 Buying, selling and exchanging Class Z shares

     Through a
     qualified   You may buy, sell or exchange Class Z shares only through a
          plan   "qualified plan." A qualified plan is a tax-exempt employee benefit or retirement plan of Salomon Smith Barney or one of its affiliates.

                 There are no minimum investment requirements for Class Z
                 shares. However, the fund reserves the right to change this policy at any time.
--------------------------------------------------------------------------------
        Buying   Orders to buy Class Z shares must be made in accordance with the terms of a qualified plan. If you are a participant in a qualified plan, you may place an order with your plan to buy
                 Class Z shares at net asset value, without any sales charge.
                 Payment is due to Salomon Smith Barney on settlement date, which is the third business day after your order is accepted.
                 If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of the
                 Smith Barney funds) for payment until settlement date. The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.
--------------------------------------------------------------------------------
       Selling   Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special redemption pro-
                 visions.
--------------------------------------------------------------------------------
    Exchanging   You should consult your qualified plan for information about available exchange options.

                                                       Smith Barney Mutual Funds

 Share price

Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Addi-tional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

Diversified Strategic Income Fund

 Dividends, distributions and taxes

Dividends The fund generally pays dividends monthly and makes capital gain dis-tributions, if any, once a year, typically in December. The fund may pay addi-tional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distribu-tions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distribu-tions from the fund.

Dividends and interest received by the fund from investing in foreign securi-ties may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.

                                                       Smith Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of Class Z shares of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming rein-vestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

 For a Class Z share of beneficial interest outstanding throughout each year ended July 31:

                                2000(/1/) 1999(/1/) 1998(/1/)    1997     1996
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                              $7.47     $7.96     $8.01    $7.82    $7.85
-------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment income              0.53      0.53      0.55     0.65     0.64
 Net realized and unrealized
 gain/(loss)                       (0.26)    (0.46)     0.05     0.23     0.02
-------------------------------------------------------------------------------
 Total income from operations       0.27      0.07      0.60     0.88     0.66
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income             (0.53)    (0.51)    (0.60)   (0.69)   (0.63)
 Net realized gain                    --     (0.01)    (0.05)      --       --
 Capital                              --     (0.04)       --       --    (0.06)
-------------------------------------------------------------------------------
 Total distributions               (0.53)    (0.56)    (0.65)   (0.69)   (0.69)
-------------------------------------------------------------------------------
 Net asset value, end of year      $7.21     $7.47     $7.96    $8.01    $7.82
-------------------------------------------------------------------------------
 Total return                       3.83%     0.84%     7.78%   11.69%    8.72%
-------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                         $25,538   $29,710   $21,670  $20,397  $16,270
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                           0.69%     0.67%     0.74%    0.69%    0.70%
 Interest expense                     --        --      0.06     0.06     0.01
 Net investment income              7.28      6.80      6.85     8.08     8.19
-------------------------------------------------------------------------------
 Portfolio turnover rate             110%      150%      128%      85%      90%
-------------------------------------------------------------------------------

(/1/)Per share amounts calculated using the monthly average shares method.

Diversified Strategic Income Fund

[SB] Smith Barney
[MF] Mutual Funds

Your Serious Money. Professionally Managed.(SM)


Smith Barney Diversified Strategic Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional informa- tion The statement of additional information provides more detailed information about the fund and is incorporated by ref-erence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salo-mon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th Floor, New York, New York 10048.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission)" Public Refer-ence Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commis-sion's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distribu-tor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-04254)

FD01216 11/00

PROSPECTUS

SMITH BARNEY
HIGH INCOME
FUND

CLASS A, B, L AND Y SHARES
------------------------------------------
NOVEMBER 28, 2000




INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SMITH BARNEY HIGH INCOME FUND

                        CONTENTS

Investments, risks and performance.........................    2

More on the fund's investments.............................    7

Management.................................................    9

Choosing a class of shares to buy..........................   10

Comparing the fund's classes...............................   11

Sales charges..............................................   12

More about deferred sales charges..........................   15

Buying shares..............................................   16

Exchanging shares..........................................   17

Redeeming shares...........................................   19

Other things to know about share transactions..............   21

Dividends, distributions and taxes.........................   23

Share price................................................   24

Financial highlights.......................................   25



                          Smith Barney Mutual Funds  1

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund invests primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality. The fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

The fund may invest in fixed income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in developing countries. The fund's investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between five and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

SELECTION PROCESS The manager attempts to minimize the risk of any individual security by diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed income securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

- Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

- "Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued

- Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.



2  Smith Barney High Income Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

- Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

- Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or, political, economic or market instability in a foreign country or region

- An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

- The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are seeking to invest in fixed income securities for high current income

- Are willing to accept the credit and interest rate risks of high yield securities



                                                    Smith Barney Mutual Funds  3

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 years. Class A, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                          TOTAL RETURN: CLASS B SHARES

[RISK RETURN BAR CHART IN PRINTABLE GRAPHIC]

1990                                                                            -13.19
----                                                                            ------
1991                                                                             34.78
1992                                                                             19.63
1993                                                                             19.04
1994                                                                             -5.04
1995                                                                             17.53
1996                                                                             12.37
1997                                                                             12.47
1998                                                                             -0.33
1999                                                                              2.34

                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS: (PAST 10 YEARS)

Highest: 13.96% in 1st quarter 1991; Lowest: -6.54% in 4th quarter 1990. Year to date: -1.94% through 9/30/00



4  Smith Barney High Income Fund

RISK RETURN TABLE

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Salomon Smith Barney High Yield Market (7-10 year) Index ("Salomon Index"), an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          AVERAGE ANNUAL TOTAL RETURNS
                     CALENDAR YEARS ENDED DECEMBER 31, 1999

       CLASS         1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE
         A           -1.77%   8.22%       n/a        8.06%            11/06/92
         B           -1.88%   8.53%      9.14%       8.09%            09/02/86
         L           0.46%    8.53%       n/a        7.80%            08/24/94
         Y           3.22%     n/a       n/a         6.87%+           04/28/95
      Salomon
       Index*        1.36%    9.76%     10.30%        n/a                n/a

*Index comparison begins on 12/31/89.
+ Performance begins February 5, 1996 since all Class Y shares were redeemed during calendar year 1995 and new Class Y shares were not purchased until February 5, 1996.


                                                    Smith Barney Mutual Funds  5

FEE TABLE
This table sets forth the fees and expenses you will pay if you invest in fund shares.
                                SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS L   CLASS Y
  Maximum sales charge (load) imposed on
  purchases (as a % of offering price)       4.50%     None      1.00%     None

  Maximum deferred sales charge (load) (as
  a % of the lower of net asset value at
  purchase or redemption)                    None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

  (EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS L    CLASS Y
  Management fee                         0.70%     0.70%     0.70%      0.70%

  Distribution and service (12b-1) fee   0.25%     0.75%     0.70%       None
  Other expenses                         0.13%     0.12%     0.11%      0.01%

  Total annual fund operating expenses   1.08%     1.57%     1.51%      0.71%
                                         =====     =====     =====      =====

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses remain the same
                      NUMBER OF YEARS YOU OWN YOUR SHARES

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without
  redemption)                         $555     $778     $1,019     $1,708
  Class B (redemption at end of
  period)                             $610     $796     $  955     $1,736
  Class B (no redemption)             $160     $496     $  855     $1,736
  Class L (redemption at end of
  period)                             $352     $572     $  915     $1,884
  Class L (no redemption)             $252     $572     $  915     $1,884
  Class Y (with or without
  redemption)                         $ 73     $227     $  395     $  883



6  Smith Barney High Income Fund

   MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or

- As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

EQUITY SECURITIES The fund may invest up to 20% of its assets in common stock or other equity securities. In selecting equity securities for the fund's portfolio, the manager considers both quantitative and qualitative factors, including potential for growth and dividend yield.

INVESTMENTS IN CORPORATE LOANS The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.



                                                    Smith Barney Mutual Funds  7

CONVERTIBLE SECURITIES The fund may invest in fixed income securities that are convertible into shares of common stock of their issuer. These securities share investment characteristics of both fixed income and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed income securities that are not convertible.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



8  Smith Barney High Income Fund

   MANAGEMENT

MANAGER The fund's investment adviser and administrator is SSB Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 7 World Trade Center, New York, New York 10048. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

John C. Bianchi, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since 1988.

MANAGEMENT FEE For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain shareholder recordkeeping and accounting services and functions.


                                                   Smith Barney Mutual Funds  9

   CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

- If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

- For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

- Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

- A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

- The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                  INITIAL              ADDITIONAL
                                       CLASSES A, B, L     CLASS Y     ALL CLASSES
  General                                $1,000          $15 million       $50
  IRAs, Self Employed Retirement
  Plans, Uniform Gift to Minor
  Accounts                                $250           $15 million       $50
  Qualified Retirement Plans*             $25            $15 million       $25
  Simple IRAs                              $1                    n/a       $ 1
  Monthly Systematic Investment Plans     $25                    n/a       $25
  Quarterly Systematic Investment
  Plans                                   $50                    n/a       $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans



 10  Smith Barney High Income Fund

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                            CLASS A           CLASS B           CLASS L           CLASS Y
KEY FEATURES            - Initial sales   - No initial      - Initial sales   - No initial or
                          charge            sales charge      charge is         deferred
                        - You may         - Deferred          lower than        sales charge
                          qualify for       sales charge      Class A         - Must invest
                          reduction or      declines over   - Deferred          at least $15
                          waiver of         time              sales charge      million
                          initial sales   - Converts to       for only 1      - Lower annual
                          charge            Class A after     year              expenses than
                        - Lower annual      8 years         - Does not          the other
                          expenses than   - Higher annual     convert to        classes
                          Class B and       expenses than     Class A
                          Class L           Class A         - Higher annual
                                                              expenses than
                                                              Class A
---------------------------------------------------------------------------------------------
INITIAL SALES CHARGE    Up to 4.50%;      None              1.00%             None
                        reduced for
                        large
                        purchases and
                        waived for
                        certain
                        investors. No
                        charge for
                        purchases of
                        $500,000 or
                        more
---------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE   1.00% on          Up to 4.50%       1.00% if you      None
                        purchases of      charged when      redeem within
                        $500,000 or       you redeem        1 year of
                        more if you       shares. The       purchase
                        redeem within     charge is
                        1 year of         reduced over
                        purchase          time and there
                                          is no deferred
                                          sales charge
                                          after 6 years
---------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION     0.25% of          0.75% of          0.70% of          None
AND SERVICE FEES        average daily     average daily     average daily
                        net assets        net assets        net assets
---------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*     Class A shares    Class B shares    Class L shares    Class Y
                        of most Smith     of most Smith     of most Smith     shares of
                        Barney funds      Barney funds      Barney funds      most Smith
                                                                              Barney funds
---------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.



                                                  Smith Barney Mutual Funds  11

   SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                            SALES CHARGE AS A % OF
                                       OFFERING              NET AMOUNT
          AMOUNT OF PURCHASE           PRICE (%)            INVESTED (%)
  Less than $25,000                     4.50                  4.71
  $25,000 but less than $50,000         4.00                  4.17
  $50,000 but less than $100,000        3.50                  3.63
  $100,000 but less than $250,000       2.50                  2.56
  $250,000 but less than $500,000       1.50                  1.52
  $500,000 or more                      0.00                  0.00

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 Accumulation privilege - lets you combine the current value of Class A shares owned

 - by you, or

 - by members of your immediate family,



 12  Smith Barney High Income Fund
and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members

- Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

    YEAR AFTER PURCHASE    1ST    2ND   3RD   4TH   5TH   6TH THROUGH 8TH
  Deferred sales charge    4.50%  4%    3%   2%     1%           0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.



                                                  Smith Barney Mutual Funds  13

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                         Shares issued: On      Shares issued: Upon
                         reinvestment of        exchange from another
  Shares issued: At      dividends and          Smith Barney fund
  initial purchase       distributions
  Eight years after the  In same proportion     On the date the
  date of purchase       as the number of       shares originally
                         Class B shares         acquired would have
                         convert-               converted into Class
                         ing is to total Class  A shares
                         B shares you own
                         (excluding shares
                         issued as a dividend)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.



14  Smith Barney High Income Fund

   MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

- On payments made through certain systematic withdrawal plans

- On certain distributions from a retirement plan

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.



                                                   Smith Barney Mutual Funds  15

   BUYING SHARES

           Through a   You should contact your Service Agent to open a
       Service Agent   brokerage account and make arrangements to buy
                       shares.

                       If you do not provide the following information, your order will be rejected:

                       - Class of shares being bought

                       - Dollar amount or number of shares being bought

                       Your Service Agent may charge an annual account
                       maintenance fee.
-----------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other
                fund   investors who are clients of certain Service
                       Agents are eligible to buy shares directly from
                       the fund.

                       - Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RHODE ISLAND 02940-9699

                       - Enclose a check to pay for the shares. For
                         initial purchases, complete and send an account application.

                       - For more information, call the transfer agent
                         at 1-800-451-2010.
-----------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub-
          systematic   transfer agent to transfer funds automatically
     investment plan   from (i) a regular bank account, (ii) cash held
                       in a brokerage account opened with a Service
                       Agent or (iii) certain money market funds, in
                       order to buy shares on a regular basis.

                       - Amounts transferred should be at least: $25
                         monthly or $50 quarterly

                       - If you do not have sufficient funds in your
                         account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee
                       For more information, contact your Service Agent or the transfer agent or consult the SAI.


16  Smith Barney High Income Fund

   EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund you are exchanging into. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   - You may exchange shares only for shares of
           investors     the same class of another Smith Barney fund.
                         Not all Smith Barney funds offer all
                         classes.
                       - Not all Smith Barney funds may be offered
                         in your state of residence. Contact your
                         Service Agent or the transfer agent for
                         further information.
                       - You must meet the minimum investment amount
                         for each fund (except for systematic
                         investment plan exchanges).
                       - If you hold share certificates, the
                         sub-transfer agent must receive the
                         certificates endorsed for transfer or with
                         signed stock powers (documents transferring
                         ownership of certificates) before the
                         exchange is effective.
                       - The fund may suspend or terminate your
                         exchange privilege if you engage in an
                         excessive pattern of exchanges.
--------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial
          additional   sales charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will
                       continue to be measured from the date of your
                       original purchase. If the fund you exchange
                       into has a higher deferred sales charge, you
                       will be subject to that charge. If you
                       exchange at any time into a fund with a lower
                       charge, the sales charge will not be reduced.
--------------------------------------------------------------------



                                                   Smith Barney Mutual Funds  17


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange is open. Call the
                       transfer agent at 1-800-451-2010 between 9:00
                       a.m. and 4:00 p.m. (Eastern time).

                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------
             By mail   If you do not have a brokerage account,
                       contact your Service Agent or write to the
                       sub-transfer agent at the address on the
                       following page.



18  Smith Barney High Income Fund

   REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares
                       of the fund.

                       If you hold share certificates, the
                       sub-transfer agent must receive the
                       certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.

                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                       If you have a brokerage account with a
                       Service Agent, your redemption proceeds will
                       be placed in your account and not reinvested
                       without your specific instruction. In other
                       cases, unless you direct otherwise, your
                       redemption proceeds will be paid by check
                       mailed to your address of record.
--------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send
                       written requests to the fund at the following
                       address:
                            SMITH BARNEY INCOME FUNDS
                            SMITH BARNEY HIGH INCOME FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC GLOBAL FUND SERVICES
                            P.O. BOX 9699
                            PROVIDENCE, RHODE ISLAND 02940-9699

                       Your written request must provide the
                       following:
                       - The fund and account number
                       - The class of shares and the dollar amount
                         or number of shares to be redeemed
                       - Signatures of each owner exactly as the
                         account is registered
--------------------------------------------------------------------



                                                   Smith Barney Mutual Funds  19


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares (except those held in retirement
                       plans) in amounts up to $50,000 per day
                       through the fund. You must complete an
                       authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the New
                       York Stock Exchange is open. Call the
                       transfer agent at 1-800-451-2010 between 9:00
                       a.m. and 4:00 p.m. (Eastern time).

                       Your redemption proceeds can be sent by check
                       to your address of record or by wire or
                       electronic transfer (ACH) to a bank account
                       designated on your authorization form. You
                       must submit a new authorization form to
                       change the bank account designated to receive
                       wire or electronic transfers and you may be
                       asked to provide certain other documents. The
                       sub-transfer agent may charge a fee on an
                       electronic transfer (ACH).
--------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption
                cash   of a portion of your shares on a monthly or
          withdrawal   quarterly basis. To qualify you must own
               plans   shares of the fund with a value of at least
                       $10,000 ($5,000 for retirement plan accounts)
                       and each automatic redemption must be at
                       least $50. If your shares are subject to a
                       deferred sales charge, the sales charge will
                       be waived if your automatic payments do not
                       exceed 1% per month of the value of your
                       shares subject to a deferred sales charge.

                       The following conditions apply:
                       - Your shares must not be represented by
                         certificates
                       - All dividends and distributions must be
                         reinvested

                       For more information, contact your Service
                       Agent or consult the SAI.



20  Smith Barney High Income Fund

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

- Reject any purchase or exchange order

- Change, revoke or suspend the exchange privilege

- Suspend telephone transactions



                                                  Smith Barney Mutual Funds  21

- Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



22  Smith Barney High Income Fund

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

             TRANSACTION                    FEDERAL TAX STATUS
  Redemption or exchange of shares   Usually capital gain or loss;
                                     long-term only if shares owned
                                     more than one year
  Long-term capital gain             Long-term capital gain
    distributions
  Short-term capital gain            Ordinary income
    distributions
  Dividends                          Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                   Smith Barney Mutual Funds  23

   SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.



24  Smith Barney High Income Fund

   FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

             FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                           2000(1)    1999(1)         1998       1997       1996
NET ASSET VALUE,
  BEGINNING OF YEAR          $10.30     $11.74        $11.82     $10.98     $11.10
----------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income        1.04       1.00          1.02       1.09       1.08
  Net realized and
    unrealized
    gain/(loss)               (0.95)     (1.44)        (0.01)      0.83      (0.12)
----------------------------------------------------------------------------------
Total income (loss) from
  operations                   0.09      (0.44)         1.01       1.92       0.96
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (0.96)     (0.99)        (1.09)     (1.08)     (1.08)
  Capital                        --      (0.01)           --         --         --
----------------------------------------------------------------------------------
Total distributions           (0.96)     (1.00)        (1.09)     (1.08)     (1.08)
----------------------------------------------------------------------------------
Net asset value, end of
  year                        $9.43     $10.30        $11.74     $11.82     $10.98
----------------------------------------------------------------------------------
Total return                  0.93%      (3.65)%        8.85%     18.31%      8.95%
----------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                  $412,333   $493,725      $512,294   $424,087   $341,040
----------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                     1.08%      1.05%         1.05%      1.06%      1.10%
  Net investment income       10.43       9.24          8.61       9.57       9.65
----------------------------------------------------------------------------------
Portfolio turnover rate          65%        96%          102%        78%        72%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.




                                                   Smith Barney Mutual Funds  25

             FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                            2000(1)    1999(1)      1998       1997       1996
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                     $10.31     $11.75     $11.83     $10.99     $11.11
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income         0.98       0.95       0.96       1.03       1.02
  Net realized and
    unrealized
    gain/(loss)                (0.94)     (1.44)     (0.01)      0.83      (0.12)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                   (0.04)     (0.49)      0.95       1.86       0.90
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (0.91)     (0.94)     (1.03)     (1.02)     (1.02)
  Capital                         --      (0.01)        --         --         --
--------------------------------------------------------------------------------
Total distributions            (0.91)     (0.95)     (1.03)     (1.02)     (1.02)
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $9.44     $10.31     $11.75     $11.83     $10.99
--------------------------------------------------------------------------------
Total return                    0.40%     (4.15)%     8.34%     17.72%      8.41%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                   $614,996   $817,382   $859,472   $680,916   $560,031
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                      1.57%      1.55%      1.55%      1.55%      1.59%
  Net investment income         9.87       8.75       8.11       9.07       9.16
--------------------------------------------------------------------------------
Portfolio turnover rate           65%        96%       102%        78%        72%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.




26  Smith Barney High Income Fund

                   FOR A CLASS L SHARE OF BENEFICIAL INTEREST
                OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                              2000(1)    1999(1)       1998(2)    1997      1996
----------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $10.32     $11.76       $11.84    $11.00    $11.11
----------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income           0.99       0.96         0.97      1.04      1.03
  Net realized and
    unrealized
    gain/(loss)                  (0.94)     (1.45)       (0.01)     0.83     (0.11)
----------------------------------------------------------------------------------
Total income (loss) from
  operations                      0.05      (0.49)        0.96      1.87      0.92
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (0.91)     (0.94)       (1.04)    (1.03)    (1.03)
  Capital                           --      (0.01)          --        --        --
----------------------------------------------------------------------------------
Total distributions              (0.91)     (0.95)       (1.04)    (1.03)    (1.03)
----------------------------------------------------------------------------------
Net assets value, end of
  year                           $9.46     $10.32       $11.76    $11.84    $11.00
----------------------------------------------------------------------------------
Total return                      0.57%     (4.08)%       8.38%    17.77%     8.56%
----------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                     $122,367   $142,477      $92,946   $44,444   $21,049
----------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                        1.51%      1.48%        1.48%     1.48%     1.51%
  Net investment income           9.96       8.84         8.15      9.14      9.23
----------------------------------------------------------------------------------
Portfolio turnover rate             65%        96%         102%       78%       72%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.




                                                   Smith Barney Mutual Funds  27

             FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                             2000(1)    1999(1)      1998       1997      1996
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                      $10.33     $11.77     $11.84     $10.99    $11.10
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income          1.09       1.02       1.05       1.12      0.92
  Net realized and
    unrealized
    gain/(loss)                 (0.97)     (1.42)     (0.01)      0.84     (0.11)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                     0.12      (0.40)      1.04       1.96      0.81
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (0.99)     (1.03)     (1.11)     (1.11)    (0.92)
  Capital                          --      (0.01)        --         --        --
--------------------------------------------------------------------------------
Total distributions             (0.99)     (1.04)     (1.11)     (1.11)    (0.92)
--------------------------------------------------------------------------------
Net assets value, end of
  year                          $9.46     $10.33     $11.77     $11.84    $10.99
--------------------------------------------------------------------------------
Total return                     1.29%     (3.33)%     9.18%     18.68%     9.32%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                    $246,376   $211,693   $211,781   $139,269   $35,097
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                       0.71%      0.72%      0.72%      0.73%     0.76%
  Net investment income         10.87       9.52       8.83%      9.90      9.98
--------------------------------------------------------------------------------
Portfolio turnover rate            65%        96%       102%        78%       72%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.




28  Smith Barney High Income Fund

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th Floor, New York, New York 10048.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)
[FD0220 11/00]

[SMITH BARNEY MUTUAL FUNDS LOGO]

Your Serious Money.  Professionally Managed. (SM)


PROSPECTUS


SMITH BARNEY
HIGH INCOME
FUND

CLASS Z SHARES
----------------------------------
November 28, 2000





INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SMITH BARNEY
HIGH INCOME FUND

   CONTENTS

Investments, risks and performance.........................    2

More on the fund's investments.............................    6

Management.................................................    8

Buying, selling and exchanging Class Z shares..............    9

Share price................................................   10

Dividends, distributions and taxes.........................   11

Financial highlights.......................................   12

The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.

                                           Smith Barney Mutual Funds 1

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund invests primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality. The fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

The fund may invest in fixed income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in developing countries. The fund's investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between five and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

SELECTION PROCESS The manager attempts to minimize the risk of any individual security by diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed income securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

- Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

- "Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued

- Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

2 Smith Barney High Income Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

- Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

- Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or, political, economic or market instability in a foreign country or region

- An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

- The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are seeking to invest in fixed income securities for high current income

- Are willing to accept the credit and interest rate risks of high yield securities

                                                 Smith Barney Mutual Funds 3

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class Z shares since inception on November 6, 1992.

                          TOTAL RETURN: CLASS Z SHARES

[RISK RETURN BAR CHART IN PRINTIABLE GRAPHIC]

93                                                                               19.88
94                                                                               -4.24
95                                                                               18.41
96                                                                               13.31
97                                                                               12.72
98                                                                                0.87
99                                                                                1.50

                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS:

Highest: 7.79% in 1st quarter 1993; Lowest: -5.28% in
3rd quarter 1998.

Year to date: -6.81% through 9/30/00

RISK RETURN TABLE

This table indicates the risks of investing in the fund by comparing the average annual total return of Class Z shares of the fund for the periods shown with that of the Salomon Smith Barney High Yield Market (7-10 year) Index ("Salomon Index"), an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years. This table assumes reinvestment of distributions and dividends.

                          AVERAGE ANNUAL TOTAL RETURNS
                     CALENDAR YEARS ENDED DECEMBER 31, 1999

      CLASS        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION   INCEPTION DATE
  Z                1.50%     9.14%        n/a         8.79%           11/06/92
  Salomon Index    1.36%     9.76%     n/a 		9.08%			*

* Index comparison begins on November 6, 1992.

4  Smith Barney High Income Fund

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Class Z shares of the fund.
                         ANNUAL FUND OPERATING EXPENSES

  (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management fee                                                0.70%
  Other expenses                                                3.76%
  Total annual fund operating expenses                          4.46%

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year

- You reinvest all distributions and dividends

- The fund's operating expenses remain the same
                      NUMBER OF YEARS YOU OWN YOUR SHARES

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class Z
 (with or without redemption)        $447     $1,349    $2,260     $4,582

                                                   Smith Barney Mutual Funds 5

   MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or

- As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

EQUITY SECURITIES The fund may invest up to 20% of its assets in common stock or other equity securities. In selecting equity securities for the fund's portfolio, the manager considers both quantitative and qualitative factors, including potential for growth and dividend yield.

INVESTMENTS IN CORPORATE LOANS The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans

6  Smith Barney High Income Fund
which are also subject to the risks generally associated with investments in illiquid securities.

CONVERTIBLE SECURITIES The fund may invest in fixed income securities that are convertible into shares of common stock of their issuer. These securities share investment characteristics of both fixed income and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed income securities that are not convertible.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                   Smith Barney Mutual Funds 7

   MANAGEMENT

MANAGER The fund's investment adviser and administrator is SSB Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 7 World Trade Center, New York, New York 10048. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

John C. Bianchi, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since 1988.

MANAGEMENT FEE For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent to render certain shareholder recordkeeping and accounting services and functions.

8 Smith Barney High Income Fund

   BUYING, SELLING AND EXCHANGING CLASS Z SHARES

           Through a   You may buy, sell or exchange Class Z shares
      qualified plan   only through a 'qualified plan.' A qualified
                       plan is a tax-exempt employee benefit or
                       retirement plan of Salomon Smith Barney or one
                       of its affiliates.

                       There are no minimum investment requirements for
                       Class Z shares. However, the fund reserves the
                       right to change this policy at any time.
-----------------------------------------------------------------------
              Buying   Orders to buy Class Z shares must be made in
                       accordance with the terms of a qualified plan.
                       If you are a participant in a qualified plan,
                       you may place an order with your plan to buy
                       Class Z shares at net asset value, without any
                       sales charge. Payment is due to Salomon Smith
                       Barney on settlement date, which is the third
                       business day after your order is accepted. If
                       you make payment prior to this date, you may
                       designate a temporary investment (such as a
                       money market fund of the Smith Barney funds) for
                       payment until settlement date. The fund reserves
                       the right to reject any order to buy shares and
                       to suspend the offering of shares for a period
                       of time.
-----------------------------------------------------------------------
             Selling   Qualified plans may redeem their shares on any
                       day on which the fund calculates its net asset
                       value. You should consult the terms of your
                       qualified plan for special redemption
                       provisions.
-----------------------------------------------------------------------
          Exchanging   You should consult your qualified plan for
                       information about available exchange options.

                                                  Smith Barney Mutual Funds 9

   SHARE PRICE

Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

10 Smith Barney High Income Fund

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distributions from the fund.

Dividends and interest received by the fund from investing in foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.

                                                  Smith Barney Mutual Funds 11

   FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of Class Z shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

             FOR A CLASS Z SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                                   2000(1)   1999(1)   1998(1)   1997(1)    1996
---------------------------------------------------------------------------------
Net asset value, beginning of
  year                             $10.29    $11.74    $11.80    $10.99    $11.09
---------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income              0.68      1.01      1.04      1.12      1.11
  Net realized and unrealized
    gain/(loss)                     (1.06)    (1.43)     0.01      0.80     (0.10)
---------------------------------------------------------------------------------
Total income (loss) from
  operations                        (0.38)    (0.42)     1.05      1.92      1.01
---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (0.98)    (1.02)    (1.11)    (1.11)    (1.11)
  Capital                              --     (0.01)       --        --        --
---------------------------------------------------------------------------------
Total distributions                 (0.98)    (1.03)    (1.11)    (1.11)    (1.11)
---------------------------------------------------------------------------------
Net asset value, end of year        $8.93    $10.29    $11.74    $11.80    $10.99
---------------------------------------------------------------------------------
Total return                        (3.88)%   (3.49)%    9.33%    18.29%     9.42%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s       $81       $99      $107      $104    $7,158
---------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                           4.46%     0.89%     0.85%     0.75%     0.77%
  Net investment income              7.00      9.28      8.82      9.88      9.98
---------------------------------------------------------------------------------
Portfolio turnover rate                65%       96%      102%       78%       72%
---------------------------------------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.

12 Smith Barney High Income Fund

                        (This page intentionally left blank)

                        (This page intentionally left blank)

[SALOMON SMITH BARNEY LOGO]

    SMITH BARNEY HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th Floor, New York, New York 10048.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP: WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY.
PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc. (Investment Company Act file no. 811-04254)
[FD0792 11/00]

[LOGO]

PROSPECTUS

SMITH BARNEY
TOTAL RETURN
BOND FUND
CLASS A, B, L AND Y SHARES
--------------------------------------

NOVEMBER 28, 2000



--------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SMITH BARNEY
TOTAL RETURN BOND FUND



  CONTENTS

------------------------------------------------


Investments, risks and performance.........................    2

More on the fund's investments.............................    7

Management.................................................    8

Choosing a class of shares to buy..........................    9

Comparing the fund's classes...............................   10

Sales charges..............................................   11

More about deferred sales charges..........................   14

Buying shares..............................................   15

Exchanging shares..........................................   17

Redeeming shares...........................................   19

Other things to know about share transactions..............   21

Dividends, distributions and taxes.........................   23

Share price................................................   24

Financial highlights.......................................   25


                                                    SMITH BARNEY MUTUAL FUNDS  1

 INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS The fund invests primarily in the following types of fixed-income securities:


/ / Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")
/ / High grade mortgage-related securities issued by various governmental and non-governmental entities
/ / Investment grade corporate debt securities
/ / Investment grade taxable municipal securities
/ / Investment grade asset backed securities

The fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager's outlook for interest rates.

SELECTION PROCESS The manager actively allocates and reallocates the fund's investments among the above securities categories. In allocating investments among categories, the manager considers economic and market conditions and the relative risks and opportunities of each category. The manager looks for:


/ / Categories most favorably positioned in light of the manager's interest rate outlook


/ / Categories with favorable relative yields of securities and at various maturities


/ / Categories with the highest availability of attractive securities


Once the fund's category allocation has been determined, the manager selects individual securities within each category. The manager uses fundamental and quantitative analysis to select individual securities. The manager looks for:

/ / Stable or improving credit quality
/ / Low price relative to credit and interest characteristics
/ / Potential for credit upgrades, unique structural characteristics or innovative features

2  TOTAL RETURN BOND FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

/ / Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

/ / Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
/ / Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
/ / The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded
/ / The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed income securities proves to be incorrect

The fund's ability to achieve its investment goal of total return, consisting of interest income and capital appreciation, is limited in certain markets because the fund invests primarily in fixed-income securities.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

/ / Are seeking total return through an investment in fixed income securities / / Are willing to accept the risks of various categories of fixed income investments

                                                    SMITH BARNEY MUTUAL FUNDS  3

RISK RETURN BAR CHART



This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for the past calendar year. Class B, L and Y shares have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.



                        TOTAL RETURN FOR CLASS A SHARES

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

99   (5.84%)

CALENDAR YEARS ENDED DECEMBER 31


QUARTERLY RETURNS:



Highest: (0.51)% in 3rd quarter 1999; Lowest: (2.27)% in 2nd quarter 1999 Year to date: 6.5% through 9/30/00


4  TOTAL RETURN BOND FUND

RISK RETURN TABLE



This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Merrill Lynch U.S. Corporate & Government 10+ Years Index (the "Merrill Lynch Index"), an unmanaged broad-based total return index consisting of U.S. government agencies, treasury securities and all investment grade corporate debt securities with maturities of ten years or more. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.



                               AVERAGE ANNUAL TOTAL RETURNS
                          CALENDAR YEARS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
CLASS                     1 YEAR     5 YEARS    10 YEARS   SINCE INCEPTION   INCEPTION DATE
-------------------------------------------------------------------------------------------
A                        (10.10)%        n/a         n/a       (2.59)%          2/27/98
-------------------------------------------------------------------------------------------
B                        (10.27)%        n/a         n/a       (2.60)%          2/27/98
-------------------------------------------------------------------------------------------
L                         (8.06)%        n/a         n/a       (1.13)%          2/27/98
-------------------------------------------------------------------------------------------
Y*                          n/a          n/a         n/a         n/a            2/27/98
-------------------------------------------------------------------------------------------

Merrill Lynch Index       (7.65)%        n/a         n/a         1.19%            **

-------------------------------------------------------------------------------------------


*THERE WERE NO CLASS Y SHARES OUTSTANDING FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1999.


**INDEX COMPARISON BEGINS ON 2/27/98.


                                                    SMITH BARNEY MUTUAL FUNDS  5

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in fund shares.


                              SHAREHOLDER FEES
-----------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                      CLASS A     CLASS B     CLASS L     CLASS Y
-----------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(AS A % OF OFFERING PRICE)        4.50%        None       1.00%        None
-----------------------------------------------------------------------------
Maximum deferred sales charge
(load) (AS A % OF THE LOWER
OF NET ASSET VALUE AT
PURCHASE OR REDEMPTION)           None*       4.50%       1.00%        None

                           ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
(EXPENSES DEDUCTED FROM FUND ASSETS)    CLASS A     CLASS B     CLASS L     CLASS Y**
-------------------------------------------------------------------------------------
Management fee                           0.65%       0.65%       0.65%        0.65%
-------------------------------------------------------------------------------------
Distribution and service (12b-1)
  fees                                   0.25%       0.75%       0.70%         None
-------------------------------------------------------------------------------------
Other expenses                           0.18%       0.21%       0.22%        0.18%
                                         -----       -----       -----        -----
-------------------------------------------------------------------------------------
Total annual fund operating
  expenses                               1.08%       1.61%       1.57%        0.83%


*YOU MAY BUY CLASS A SHARES IN AMOUNTS OF $500,000 OR MORE AT NET ASSET VALUE (WITHOUT AN INITIAL SALES CHARGE) BUT IF YOU REDEEM THOSE SHARES WITHIN 12 MONTHS OF THEIR PURCHASE, YOU WILL PAY A DEFERRED SALES CHARGE OF 1.00%.

**FOR CLASS Y SHARES, "OTHER EXPENSES" HAVE BEEN ESTIMATED BASED ON EXPENSES INCURRED BY CLASS A SHARES BECAUSE NO CLASS Y SHARES WERE OUTSTANDING AS OF THE FISCAL YEAR ENDED JULY 31, 2000.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

/ /  You invest $10,000 in the fund for the period shown
/ /  Your investment has a 5% return each year
/ / You reinvest all distributions and dividends without a sales charge / / The fund's operating expenses remain the same


                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------
                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Class A (WITH OR WITHOUT
REDEMPTION)                          $555        $778       $1,019      $1,708
-------------------------------------------------------------------------------
Class B (REDEMPTION AT END OF
PERIOD)                              $614        $808       $  976      $1,769
-------------------------------------------------------------------------------
Class B (NO REDEMPTION)              $164        $508       $  876      $1,769
-------------------------------------------------------------------------------
Class L (REDEMPTION AT END OF
PERIOD)                              $358        $591       $  947      $1,949
-------------------------------------------------------------------------------
Class L (NO REDEMPTION)              $258        $591       $  947      $1,949
-------------------------------------------------------------------------------
Class Y (WITH OR WITHOUT
REDEMPTION)                           $85        $265       $  460      $1,025


6  TOTAL RETURN BOND FUND

 MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:



/ / To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates; or


/ / As a substitute for buying or selling securities.



A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.


SHORT-TERM INVESTMENTS Under normal market conditions, the fund may invest up to 20% of its assets in cash or short-term money market instruments, including U.S. government securities, bank obligations and commercial paper.

YANKEE BONDS The fund may invest in Yankee Bonds, which are U.S. dollar denominated fixed income securities of foreign issuers. The value of these securities may decline (i) if the U.S. and/or foreign fixed income markets decline, (ii) if an adverse event depresses the value of an issuer's securities, or (iii) because of foreign government actions, political instability or limited availability of accurate information about foreign companies.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                    SMITH BARNEY MUTUAL FUNDS  7

 MANAGEMENT
--------------------------------------------------------------------------------


MANAGER The fund's investment adviser and administrator is SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc.
("Salomon Smith Barney"). The manager's address is 7 World Trade Center,
New York, New York 10048. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Joseph P. Deane, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1998. Mr. Deane has 30 years of investment management experience.



MANAGEMENT FEE For its services, the manager received a fee during the fund's last fiscal year equal to 0.56% of the fund's average daily net assets.



DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.



In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


8  TOTAL RETURN BOND FUND

 CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

/ / If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
/ / For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
/ / Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:


/ / A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")


/ / The fund, but only if you are investing through certain qualified plans or Service Agents



All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          INITIAL              ADDITIONAL
--------------------------------------------------------------------------
                                CLASSES A, B, L   CLASS Y      ALL CLASSES
--------------------------------------------------------------------------
General                              $1,000     $15 million        $50
--------------------------------------------------------------------------
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                               $250     $15 million        $50
--------------------------------------------------------------------------
Qualified Retirement Plans*             $25     $15 million        $25
--------------------------------------------------------------------------
Simple IRAs                              $1             n/a         $1
--------------------------------------------------------------------------
Monthly Systematic Investment
Plans                                   $25             n/a        $25
--------------------------------------------------------------------------
Quarterly Systematic Investment
Plans                                   $50             n/a        $50


*QUALIFIED RETIREMENT PLANS ARE RETIREMENT PLANS QUALIFIED UNDER
SECTION 403(B)(7) OR SECTION 401(A) OF THE INTERNAL REVENUE CODE, INCLUDING 401(K) PLANS.


                                                    SMITH BARNEY MUTUAL FUNDS  9

 COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------


Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.



                           CLASS A          CLASS B          CLASS L          CLASS Y
-----------------------------------------------------------------------------------------
KEY FEATURES           / / Initial      / / No initial   / / Initial      / / No initial
                       sales charge     sales charge     sales charge is  or deferred
                       / / You may      / / Deferred         lower than       sales
                       qualify for      sale charge       Class A         / / Must invest
                       reduction or      declines over   / / Deferred      at least
                           waiver of        time         sales charge      $15 million
                           initial      / / Converts to      for only 1   / / Lower
                           sales            Class A          year         annual expenses
                           charge           after 8      / / Does not         than other
                       / / Lower            years            convert to       classes
                       annual expenses  / / Higher           Class A
                           than the         annual       / / Higher
                           Class B          expenses         annual
                           and              than             expenses
                           Class L          Class A          than
                                                             Class A
-----------------------------------------------------------------------------------------
INITIAL SALES CHARGE   Up to 4.50%;     None             1.00%            None
                       reduced for
                       large purchases
                       and waived for
                       certain
                       investors. No
                       charge for
                       purchases of
                       $500,000 or
                       more
-----------------------------------------------------------------------------------------
DEFERRED SALES CHARGE  1.00% on         Up to 4.50%      1.00% if you     None
                       purchases of     charged when     redeem within
                       $500,000 or      you redeem       1 year of
                       more if you      shares. The      purchase
                       redeem within    charge is
                       1 year of        reduced over
                       purchase         time and there
                                        is no deferred
                                        sales charge
                                        after 6 years
-----------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION    0.25% of         0.75% of         0.70% of         None
AND SERVICE FEES       average daily    average daily    average daily
                       net assets       net assets       net assets
-----------------------------------------------------------------------------------------
EXCHANGEABLE INTO*     Class A shares   Class B shares   Class L shares   Class Y shares
                       of most Smith    of most Smith    of most Smith    of most Smith
                       Barney funds     Barney funds     Barney funds     Barney funds



*ASK YOUR SERVICE AGENT FOR THE SMITH BARNEY FUNDS AVAILABLE FOR EXCHANGE.


10  TOTAL RETURN BOND FUND

 SALES CHARGES
--------------------------------------------------------------------------------
CLASS A SHARES
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase.



The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.



                            SALES CHARGE AS A % OF        BROKER/DEALER
                           OFFERING      NET AMOUNT     COMMISSION AS A %
AMOUNT OF PURCHASE         PRICE (%)    INVESTED (%)    OF OFFERING PRICE
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Less than $25,000            4.50           4.71                 4.05
-------------------------------------------------------------------------
$25,000 but less than
$50,000                      4.00           4.17                 3.60
-------------------------------------------------------------------------
$50,000 but less than
$100,000                     3.50           3.63                 3.15
-------------------------------------------------------------------------
$100,000 but less than
$250,000                     2.50           2.56                 2.25
-------------------------------------------------------------------------
$250,000 but less than
$500,000                     1.50           1.52                 1.35
-------------------------------------------------------------------------
$500,000 or more              -0-            -0-          up to 1.00*
-------------------------------------------------------------------------



*A DISTRIBUTOR PAYS UP TO 1.00% TO A SERVICE AGENT.


INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem

                                                   SMITH BARNEY MUTUAL FUNDS  11
these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

ACCUMULATION PRIVILEGE - lets you combine the current value of Class A shares owned

   / / by you, or

   / / by members of your immediate family,

   and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:


/ / Employees of NASD members


/ / Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup


/ / Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified



IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR SERVICE AGENT OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI").


CLASS B SHARES
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

YEAR AFTER PURCHASE        1ST        2ND         3RD         4TH         5TH       6TH THROUGH 8TH
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Deferred sales charge     4.50%        4%          3%          2%          1%              0%
---------------------------------------------------------------------------------------------------

12  TOTAL RETURN BOND FUND

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


                         SHARES ISSUED:          SHARES ISSUED:
                         ON REINVESTMENT         UPON EXCHANGE FROM
SHARES ISSUED:           OF DIVIDENDS AND        ANOTHER SMITH BARNEY
AT INITIAL PURCHASE      DISTRIBUTIONS           FUND
---------------------------------------------------------------------
Eight years after the    In same proportion      On the date the
date of purchase         as the number of        shares originally
                         Class B shares          acquired would have
                         converting is to        converted into Class
                         total Class B shares    A shares
                         you own (excluding
                         shares issued as
                         dividends)


CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.


Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.


CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

                                                   SMITH BARNEY MUTUAL FUNDS  13

 MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

/ / Shares exchanged for shares of another Smith Barney fund
/ / Shares representing reinvested distributions and dividends
/ / Shares no longer subject to the deferred sales charge


Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.



If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.



The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

/ / On payments made through certain systematic withdrawal plans
/ / On certain distributions from a retirement plan
/ / For involuntary redemptions of small account balances
/ / For 12 months following the death or disability of a shareholder


IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF DEFERRED SALES CHARGES, CONTACT YOUR SERVICE AGENT OR CONSULT THE SAI.


14  TOTAL RETURN BOND FUND

 BUYING SHARES
--------------------------------------------------------------------------------
THROUGH A SERVICE AGENT


You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.


If you do not provide the following information, your order will be rejected

/ / Class of shares being bought
/ / Dollar amount or number of shares being bought


Your Service Agent may charge an annual account maintenance fee.


--------------------------------------------------------------------------------
THROUGH THE FUND


Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.



/ / Write the fund at the following address:
     SMITH BARNEY INCOME FUNDS
     SMITH BARNEY TOTAL RETURN BOND FUND
     (SPECIFY CLASS OF SHARES)
     C/O PFPC GLOBAL FUND SERVICES
     P.O. BOX 9699
     PROVIDENCE, RI 02940-9699

/ / Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
/ / For more information, call the transfer agent at 1-800-451-2010.

--------------------------------------------------------------------------------
THROUGH A SYSTEMATIC INVESTMENT PLAN


You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.


                                                   SMITH BARNEY MUTUAL FUNDS  15

/ / Amounts transferred should be at least: $25 monthly or $50 quarterly

/ / If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee



FOR MORE INFORMATION, CONTACT YOUR SERVICE AGENT OR THE TRANSFER AGENT OR CONSULT THE SAI.


16  TOTAL RETURN BOND FUND

 EXCHANGING SHARES
--------------------------------------------------------------------------------
SMITH BARNEY OFFERS A DISTINCTIVE FAMILY OF FUNDS TAILORED TO HELP MEET THE VARYING
NEEDS OF BOTH LARGE AND SMALL INVESTORS


You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund youare exchanging into. An exchange is a taxable transaction.


/ / You may exchange shares only for shares of the same class of another Smith
    Barney fund. Not all Smith Barney funds offer all classes.

/ / Not all Smith Barney funds may be offered in your state of residence.
    Contact your Service Agent or the transfer agent for further information.


/ / You must meet the minimum investment amount for each fund (except for systematic plan exchanges).

/ / If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
/ / The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------
WAIVER OF ADDITIONAL SALES CHARGES

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------

                                                   SMITH BARNEY MUTUAL FUNDS  17

BY TELEPHONE


If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).


You can make telephone exchanges only between accounts that have identical registrations.

--------------------------------------------------------------------------------
BY MAIL


If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


18  TOTAL RETURN BOND FUND

 REDEEMING SHARES
--------------------------------------------------------------------------------
GENERALLY


Contact your Service Agent to redeem shares of the fund.



If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.


If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.


If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.


--------------------------------------------------------------------------------
BY MAIL


For accounts held directly at the fund, send written requests to the fund at the following address:


   SMITH BARNEY INCOME FUNDS
   SMITH BARNEY TOTAL RETURN BOND FUND
   (SPECIFY CLASS OF SHARES)
   C/O PFPC GLOBAL FUND SERVICES
   P.O. BOX 9699
   PROVIDENCE, RI 02940-9699


Your written request must provide the following:


/ / The fund and account number

/ / The class of shares and the dollar amount or number of shares to be redeemed / / Signatures of each owner exactly as the account is registered

--------------------------------------------------------------------------------

                                                   SMITH BARNEY MUTUAL FUNDS  19

BY TELEPHONE


If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).



Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH).


--------------------------------------------------------------------------------
AUTOMATIC CASH WITHDRAWAL PLANS

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

/ / Your shares must not be represented by certificates
/ / All dividends and distributions must be reinvested


FOR MORE INFORMATION, CONTACT YOUR SERVICE AGENT OR CONSULT THE SAI.


20  TOTAL RETURN BOND FUND

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

/ / Name of the fund
/ / Account number
/ / Class of shares being bought, exchanged or redeemed
/ / Dollar amount or number of shares being bought, exchanged or redeemed / / Signature of each owner exactly as the account is registered


The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:


/ / Are redeeming over $50,000


/ / Are sending signed share certificates or stock powers to the sub-transfer agent


/ / Instruct the sub-transfer agent to mail the check to an address different from the one on your account

/ / Changed your account registration
/ / Want the check paid to someone other than the account owner(s)
/ / Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

/ / Suspend the offering of shares
/ / Waive or change minimum and additional investment amounts
/ / Reject any purchase or exchange order
/ / Change, revoke or suspend the exchange privilege
/ / Suspend telephone transactions

                                                   SMITH BARNEY MUTUAL FUNDS  21

/ / Suspend or postpone redemptions of shares on any day when trading on the New
    York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
/ / Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/ or exchanges by the shareholder.


SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


22  TOTAL RETURN BOND FUND

 DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------


DIVIDENDS The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

TRANSACTION                        FEDERAL TAX STATUS
------------------------------------------------------------------
Redemption or exchange of          Usually capital gain or loss;
shares                             long-term only if shares owned
                                   more than one year
------------------------------------------------------------------
Long-term capital gain             Long-term capital gain
distributions
------------------------------------------------------------------
Short-term capital gain            Ordinary income
distributions
------------------------------------------------------------------
Dividends                          Ordinary income
------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                   SMITH BARNEY MUTUAL FUNDS  23

 SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally
4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


24  TOTAL RETURN BOND FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.



   FOR A CLASS A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
------------------------------------------------------------------------------------------
                                                2000(1)      1999(1)          1998(2)
------------------------------------------------------------------------------------------
Net asset value, beginning of year             $ 10.67      $ 11.53      $ 11.46
------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)                        0.70         0.67         0.25
  Net realized and unrealized gain (loss)        (0.35)       (0.85)        0.05
------------------------------------------------------------------------------------------
Total income (loss) from operations               0.35        (0.18)        0.30
------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (0.68)       (0.68)       (0.23)
------------------------------------------------------------------------------------------
Total distributions                              (0.68)       (0.68)       (0.23)
------------------------------------------------------------------------------------------
Net asset value, end of year                   $ 10.34      $ 10.67      $ 11.53
------------------------------------------------------------------------------------------
Total return                                      3.40%       (1.79)%       2.64%(4)
------------------------------------------------------------------------------------------
Net assets, end of year (000)'s                $32,972      $52,101      $54,674
------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                                     1.08%        1.02%        1.00%(5)
  Net investment income                           6.69         5.88         5.39(5)
------------------------------------------------------------------------------------------
Portfolio turnover rate                              8%          32%           0%
------------------------------------------------------------------------------------------


         (1)            Per share amounts calculated using the monthly average
                        shares method.
         (2)            For the period from February 27, 1998 (inception date)
                        through July 31, 1998.
         (3)            The manager waived part of its fees for the year ended July
                        31, 1999 and the period ended July 31, 1998. If such fees
                        were not waived, the per share effect on net investment
                        income and the expense ratios would have been as follows:

                                                PER SHARE DECREASES                EXPENSE RATIOS
                                              IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
      --------------------------------------------------------------------------------------------------
                                                1999            1998            1999          1998(5)
      ------------------------------------------------------------------    ----------------------------
      Class A                                  $0.01           $0.01           1.11%           1.21%
      ------------------------------------------------------------------    ----------------------------

         (4)            Not annualized.
         (5)            Annualized.

                                                   SMITH BARNEY MUTUAL FUNDS  25

   FOR A CLASS B SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
------------------------------------------------------------------------------------------
                                                   2000(1)   1999(1)          1998(2)
------------------------------------------------------------------------------------------
Net asset value, beginning of year                $ 10.67   $ 11.53      $ 11.46
------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)                           0.64      0.62         0.23
  Net realized and unrealized gain (loss)           (0.35)    (0.86)        0.05
------------------------------------------------------------------------------------------
Total income (loss) from operations                  0.29     (0.24)        0.28
------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (0.62)    (0.62)       (0.21)
------------------------------------------------------------------------------------------
Total distributions                                 (0.62)    (0.62)       (0.21)
------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 10.34   $ 10.67      $ 11.53
------------------------------------------------------------------------------------------
Total return                                         2.83%    (2.29)%       2.48%(4)
------------------------------------------------------------------------------------------
Net assets, end of year (000)'s                   $64,843   $85,991      $81,797
------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                                        1.61%     1.52%        1.50%(5)
  Net investment income                              6.15      5.39         4.90(5)
------------------------------------------------------------------------------------------
Portfolio turnover rate                                 8%       32%           0%
------------------------------------------------------------------------------------------


         (1)            Per share amounts calculated using the monthly average
                        shares method.
         (2)            For the period from February 27, 1998 (inception date)
                        through July 31, 1998.
         (3)            The manager waived part of its fees for the year ended July
                        31, 1999 and the period ended July 31, 1998. If such fees
                        were not waived, the per share effect on net investment
                        income and the expense ratios would have been as follows:

                                                PER SHARE DECREASES                EXPENSE RATIOS
                                              IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
      --------------------------------------------------------------------------------------------------
                                                1999            1998            1999          1998(5)
      ------------------------------------------------------------------    ----------------------------
      Class B                                  $0.01           $0.01           1.61%           1.71%
      ------------------------------------------------------------------    ----------------------------

         (4)            Not annualized.
         (5)            Annualized.

26  TOTAL RETURN BOND FUND

   FOR A CLASS L SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
------------------------------------------------------------------------------------------
                                                   2000(1)   1999(1)          1998(2)
------------------------------------------------------------------------------------------
Net asset value, beginning of year                $ 10.67   $ 11.53      $ 11.46
------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)                           0.65      0.62         0.22
  Net realized and unrealized gain (loss)           (0.35)    (0.86)        0.06
------------------------------------------------------------------------------------------
Total income (loss) from operations                  0.30     (0.24)        0.28
------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (0.63)    (0.62)       (0.21)
------------------------------------------------------------------------------------------
Total distributions                                 (0.63)    (0.62)       (0.21)
------------------------------------------------------------------------------------------
Net assets value, end of year                     $ 10.34   $ 10.67      $ 11.53
------------------------------------------------------------------------------------------
Total return                                         2.89%    (2.24)%       2.49%(4)
------------------------------------------------------------------------------------------
Net assets, end of year (000)'s                   $16,711   $24,253      $20,386
------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                                        1.57%     1.47%        1.45%(5)
  Net investment income                              6.18      5.44         4.97(5)
------------------------------------------------------------------------------------------
Portfolio turnover rate                                 8%       32%           0%
------------------------------------------------------------------------------------------


         (1)            Per share amounts calculated using the monthly average
                        shares method.
         (2)            For the period from February 27, 1998 (inception date)
                        through July 31, 1998.
         (3)            The manager waived part of its fees for the year ended July
                        31, 1999 and the period ended July 31, 1998. If such fees
                        were not waived, the per share effect on net investment
                        income and the expense ratios would have been as follows:

                                                PER SHARE DECREASES                EXPENSE RATIOS
                                              IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
      --------------------------------------------------------------------------------------------------
                                                1999            1998            1999          1998(5)
      ------------------------------------------------------------------    ----------------------------
      Class L                                  $0.01           $0.01           1.56%           1.66%
      ------------------------------------------------------------------    ----------------------------

         (4)            Not annualized.
         (5)            Annualized.

                                                   SMITH BARNEY MUTUAL FUNDS  27

[LOGO]


SMITH BARNEY
TOTAL RETURN
BOND FUND
An investment portfolio of Smith Barney Income Funds



SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.



The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 7 World Trade Center, 39th Floor, New York, New York 10048.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon

Smith Barney Inc.


(Investment Company Act
file no. 811-04254)
FD01376  11/00





Smith Barney
INCOME FUNDS

7 World Trade Center
New York, New York 10048
(800) 451-2010


Statement of Additional Information       	November 28, 2000


This statement of additional information expands upon and supplements the information contained in the current prospectuses of Smith Barney Income Funds (the "trust"), relating to seven investment funds offered by the trust:
Smith Barney Balanced Fund (the "Balanced Fund") (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund (the "Convertible Fund"), Smith Barney Diversified Strategic Income Fund (the "Diversified Strategic Income Fund"), Smith Barney Exchange Reserve Fund (the "Exchange Reserve Fund"), Smith Barney High Income Fund (the "High Income Fund"), Smith Barney Municipal High Income Fund (the "Municipal High Income Fund") and Smith Barney Total Return Bond Fund ("Total Return Bond Fund") (each, a "fund" individually), each is dated November 28, 2000, as amended or supplemented from time to time, and should be read in conjunction with this Statement of Additional Information. The funds' prospectuses may be obtained from any Salomon Smith Barney Financial Consultant or by writing or calling the trust at the address or telephone number set forth above. This statement of additional information, although not in itself a prospectus, is incorporated by reference into the funds' prospectuses in their entirety.


CONTENTS

For ease of reference, the same section headings are used in both the funds' prospectuses and this statement of additional information, except where shown below:

Management of the trust and the funds	2
Investment Objectives and Policies	7
Risk Factors	36
Purchase of Shares	46
Redemption of Shares	54
Exchange Privilege	57
Distributor..	58
Valuation of Shares	62
Performance Data (See in the prospectuses "Performance" or
"Yield Information")	62
Taxes (See in the prospectuses "Dividends, Distributions and
Taxes")	67
Additional Information	71
Voting Rights	72
Financial Statements	78
Other Information	78
Appendix	A-1


 MANAGEMENT OF THE TRUST AND THE FUNDS

The executive officers of the trust are employees of certain of the organizations that provide services to the trust.
These organizations are the following:

Name
Service
Salomon Smith Barney Inc. ("Salomon
Smith Barney")
Distributor
PFS Distributors, Inc. ("PFSDI")
Distributor
SSB Citi Fund Management LLC ("SSB
Citi" or the "manager")
Investment adviser and administrator
to the funds
Smith Barney Global Capital
Management Inc. ("Global Capital
Management")
Sub-investment adviser to Diversified
Strategic Income Fund
Salomon Brothers Asset Management
("SaBAM")
Sub-investment adviser to Convertible
Fund
PFPC Trust Company (successor by
assignment from PNC Bank, National
Association ("PFPC")
Custodian to Convertible Fund,
Exchange Reserve Fund, High Income
Fund, Municipal High Income Fund,
Total Return Bond Fund and Balanced
Fund
Chase Manhattan Bank ("Chase")
Custodian to Diversified Strategic
Income Fund
Citi Fiduciary Trust Company
("transfer agent")
Transfer Agent
PFPC Global Fund Services ("PFPC
Global")
PFS Shareholder Services ("PFS")
Sub-Transfer Agent
Sub-Transfer Agent

These organizations and the functions they perform for the trust are discussed in the funds' prospectuses and in this statement of additional information.

Trustees and Executive Officers of the Trust

The trustees and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below. The executive officers of the trust are employees of organizations that provide services to the funds. Each trustee who is an "interested person" of the trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Lee Abraham, Trustee (Age 73). Retired; Director or trustee of 12 investment companies associated with Citigroup;
formerly Chairman and Chief Executive Officer of Associated
Merchandising Corporation, a major retail merchandising and sourcing organization. His address is 106 Barnes Road, Stamford, Connecticut 06902.

Allan J. Bloostein, Trustee (Age 70). Consultant; Director or trustee of 19 investment companies associated with Citigroup; formerly Vice Chairman of the Board of and Consultant to The May Department Stores Company; Director of Crystal Brands, Inc., Melville Corp. and R.G. Barry Corp. His address is 27 West 67th Street, New York, New York 10023.

Richard E. Hanson, Jr., Trustee (Age 59). Head of School, The New Atlanta Jewish Community High School, Atlanta Georgia; Director or trustee of 12 investment companies associated with Citigroup; prior to July 1, 1994, Headmaster, Lawrence Country Day School-Woodmere Academy, Woodmere, New York; prior to July 1, 1990, Headmaster of Woodmere Academy. His address is 58 Ivy Chase, Atlanta, GA 30342.

Jane Dasher, Trustee (Age 51). Investment Officer of Korsant Partners, a family investment company; Director or trustee of 12 investment companies associated with Citigroup. Prior to 1997, an Independent Financial Consultant; From 1975 to 1987 held various positions with Philip Morris Companies, Inc. including Director of Financial Services, Treasurers Department; Her address is 283 Greenwich Avenue, Greenwich Connecticut 06830.

Donald R. Foley, Trustee (Age 78). Retired; Director or trustee of 12 investment companies associated with Citigroup. Formerly Vice President of Edwin Bird Wilson,
Incorporated (an advertising agency). His address is 3668
Freshwater Drive, Jupiter, Florida 33477.

Paul Hardin, Trustee (Age 69). Professor of Law at
University of North Carolina at Chapel Hill; Director of
The Summit Bancorporation; Director or trustee of 14 investment companies associated with Citigroup. Formerly, Chancellor of the University of North Carolina at Chapel
Hill. His address is 12083 Morehead, Chapel Hill, North
Carolina 27514.

Roderick C. Rasmussen, Trustee (Age 74). Investment
Counselor; Director or trustee of 12 investment companies associated with Citigroup. Formerly Vice President of
Dresdner and Company Inc. (investment counselors). ; His address is 9 Cadence Court, Morristown, New Jersey 07960;

John P. Toolan, Trustee (Age 70). Retired; Director or trustee of 12 investment companies associated with Citigroup. Trustee of John Hancock Funds; Formerly,
Director and Chairman of Salomon Smith Barney Trust
Company, Director of Smith Barney Holdings Inc. and various subsidiaries, Senior Executive Vice President, Director and
Member of the Executive Committee of Smith Barney. His address is 13 Chadwell Place, Morristown, New Jersey 07960.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age 67). Managing Director of Salomon Smith Barney and Chairman of the Board of Smith Barney Strategy Advisers Inc.; and President of SSB Citi and Travelers Investment Adviser, Inc. ("TIA"). Mr. McLendon is Chairman or Co-Chairman of the Board and Director of 78 investment companies associated with Citigroup Inc. ("Citigroup") His address is 7 World Trade Center, New York, New York 10048.

John C. Bianchi, Vice President and Investment Officer (Age
45). Managing Director of Salomon Smith Barney; Investment
Officer of six Smith Barney Mutual Funds. His address is 7
World Trade Center, New York, New York 10048.

James E. Conroy, Vice President and Investment Officer (Age
49). Managing Director of Salomon Smith Barney. Investment
Officer of four Smith Barney Mutual Funds. His address is 7
World Trade Center, New York, New York 10048.

Joseph P. Deane, Vice President and Investment Officer (Age
52).  Managing Director of Salomon Smith Barney; Investment
Officer of nine Smith Barney Mutual Funds.  His address is 7
World Trade Center, New York, New York 10048.

Simon R. Hildreth, Vice President and Investment Officer
(Age 47). Managing Director of Salomon Smith Barney, member of the Investment Policy of Smith Barney Global Capital
Management Inc.; Mr. Hildreth is Vice President and
Investment Officer of three Smith Barney Mutual Funds. His address is 10 Piccadilly, London, WIV 9LA, UK.

Charles P. Graves, III, Vice President and Investment Officer
(Age 38). Managing Director of Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

Ross S. Margolies, Vice President and Investment Officer
(Age  40)  A Managing Director of SaBAM; Senior Portfolio
Manager for all SaBAM U.S. equity, convertibles and arbitrage portfolios; Portfolio Manager of 25 other investment companies associated with Citigroup. His address is 7 World Trade Center, New York, New York 10048.

Phyllis M. Zahorodny, Vice President and Investment Officer
(Age 42). Managing Director of Salomon Smith Barney.
Investment Officer of four Smith Barney Mutual Funds. Her address is 7 World Trade Center, New York, New York 10048.

Lewis E. Daidone, Senior Vice President and Treasurer (Age
43). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA. Mr. Daidone serves as Senior Vice President and Treasurer or Executive Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad
Street, New York, New York 10004.

Paul Brook, Controller (Age 46).  Director of Salomon Smith
Barney; Mr. Brook serves as Controller or Assistant
Secretary of 43 investment companies associated with Citigroup. from 1997-1998 Managing Director of AMT Capital
Services Inc.; prior to 1997 Partner with Ernst & Young
LLP. His address is 125 Broad Street, New York, New York
10004.

Christina T. Sydor, Secretary (Age 49). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA. Ms. Sydor serves as Secretary or Executive Vice President and General Counsel of 61 investment companies associated with Citigroup. Her address is 7 World Trade Center, New York, New York 10048.

Each trustee also serves as a director, trustee and/or general partner of certain other Smith Barney Mutual Funds. Global Capital Management and SSB Citi are "affiliated persons" of the trust as defined in the 1940 Act by virtue of their positions as investment advisers to the funds. As of November 17, 2000, the trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of each fund.

No officer, director or employee of Salomon Smith Barney or any Salomon Smith Barney parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Officers and interested trustees of the trust are compensated by Salomon Smith Barney. The trust pays each trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group of funds sponsored by Salomon Smith Barney plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 1999, such travel and out-of-pocket expenses for the group totaled $13,469.

For the fiscal year ended July 31, 2000 and the calendar year ended December 31, 1999, the trustees of the trust were paid the following compensation:






Trustee
Aggregate
Compensation
from the
Funds for the
Fiscal Year
ended
July 31, 2000
Total
Pension or
Retirement
Benefits
Accrued
from the
Funds
Aggregate
Compensation
from the Funds
and the Fund
Complex for the
Year Ended
December 31,
1999
Number of
Funds for
Which
Person
Served
Within Fund
Complex





Lee Abraham
$23,000
$0
$71,133
12
Allan J. Bloostein
23,100
0
112,483
19
Jane Dasher
23,300
0
65,733
12
Donald R. Foley*
16,580
0
71,300
12
Richard E. Hanson,
Jr.
23,200
0
68,233
12
Paul Hardin
23,200
0
90,450
14
Heath B. McLendon+
0
0
0
78
Roderick C.
Rasmussen*
16,900
0
71,200
12
John P. Toolan*
23,200
0
69,100
12

+	Designates a director who is an "interested person" of
the fund.

*	Pursuant to the fund's deferred compensation plan, the
indicated directors have elected to defer the following amounts of their compensation from the fund: Donald R
Foley: $10,080, John P. Toolan: $23,200, and Roderick C.
Rasmussen: $6,300, and the following amounts of their total compensation from the Fund Complex: Donald R.
Foley: $21,600 and John P. Toolan: $69,100.

Note:	Upon attainment of age 72 the fund's current trustees
may elect to change to emeritus status. Any directors elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, no aggregate compensation was paid from a fund to Emeritus
Trustees.

Investment Adviser, Sub-Investment Advisers and Administrator

SSB Citi serves as investment adviser to one or more funds pursuant to a separate written agreement with the relevant fund (an "advisory agreement"). SSB Citi is a wholly owned subsidiary of Salomon Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup. The advisory agreements were most recently approved by the board of trustees, including a majority of the trustees who are not "interested persons" of the trust or the Advisers ("Independent Trustees"), on June 21, 2000. SSB Citi also serves as administrator (the "Administrator") to each fund pursuant to a separate written agreement dated May 4, 1994 (the "administration agreement") which was most recently approved by the board on June 21, 2000. Global Capital Management serves as a sub-investment adviser to Diversified Strategic Income Fund, pursuant to a written agreement dated March 21, 1994, respectively. SaBAM serves as sub-investment adviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. The agreements between each, Global Capital Management and SaBAM, and SSB Citi were most recently approved by the fund's board of trustees, including a majority of the Independent Trustees, on June 21, 2000.

Certain of the services provided to the trust by SSB Citi and the sub-investment advisers are described in the prospectuses under "Management of the Trust and the Fund." SSB Citi, each sub-investment adviser, and the Administrator pays the salaries of all officers and employees who are employed by both it and the trust, and maintains office facilities for the trust. In addition to those services, SSB Citi furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the funds' shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SSB Citi and the sub-investment advisers bear all expenses in connection with the performance of their services. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of October 31, 2000 in excess of $140 billion.

As compensation for investment advisory services, each fund pays SSB Citi a fee computed daily and paid monthly at the following annual rates:



Fund
Investment Advisory
Fee As a Percentage
of Average Net
Assets
Convertible Fund
0.50%*
Diversified Strategic Income Fund
0.45%**
Exchange Reserve Fund
0.30%
High Income Fund
0.50%
Municipal High Income Fund
0.40%
Total Return Bond Fund
0.65%
Balanced Fund
0.45%
    * As compensation for sub-advisory services, the SSB Citi pays to SaBAM a fee of 0.40% from SSB
Citi's fee.

	     ** From SSB Citi's fee, Global Capital Management receives 0.10%.

For the periods below, the funds paid investment advisory fees to SSB Citi as follows:



For the Fiscal Year Ended July 31:
Fund
1998
1999
2000
Convertible Fund
$
665,663
$
727,464
$
685,152
Diversified Strategic
Income Fund

13,233,25
8

13,056,066
  10,518,800
Exchange Reserve Fund

326,309

423,119

464,866
High Income Fund

7,363,535

8,208,808

7,716,387
Municipal High Income
Fund

3,103,442

2,832,068

2,232,146
Total Return Bond Fund
(1)

378
,79
2

1,169,060

807,065
Balanced Fund

5,097,517

4,222,260

3,836,390
___________________________
(1)	Total Return Bond Fund waived $155,458 and $124,974 in
investment advisory fees for the fiscal year ended July
31, 1999 and the fiscal period ended July 31, 1998, respectively. The administrative fees have been included in the total for management fees.


As compensation for administrative services, each fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the periods shown below, the funds paid administrative fees to SSB Citi:




For the Fiscal Year Ended July 31:
Fund
1998
1999
2000
Convertible Fund
$
266,265
$
290,986
$    274,061
Diversified Strategic
Income Fund

5,881,448

5,802,695
   4,675,022
Exchange Reserve Fund

217,539

282,079

309,911
High Income Fund

2,945,414

3,283,523
   3,086,555
Municipal High Income
Fund

1,551,721

1,416,034
   1,116,073
Total Return Bond Fund*

N/A
       N/A
   N/A
Balanced Fund

2,265,563

1,876,560
   1,705,062

___________________________
*The administrative fees have been included in the total for management fees.

For the fiscal years ended July 31, 1998, 1999 and 2000, Diversified Strategic Income Fund paid Global Capital Management sub-investment advisory fees of $2,940,724, $2,908,014 and $2,337,511, respectively. For the fiscal period ended July 31, 2000, Convertible Fund paid SaBAM sub-
investment advisory fees of $415,500.   Prior to November 22,
1999, Convertible Fund did not utilize a sub-investment adviser.

The trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney or SSB Citi; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the trust's independent auditor to examine and report on the trust's financial statements and highlights for the fiscal year ending July 31, 2001.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's code of ethics is on file with the Securities and Exchange Commission.

INVESTMENT OBJECTIVES AND POLICIES

The prospectuses discuss the investment objectives of the funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize and certain risks attendant to such investments, policies and strategies.

Balanced Fund

The fund is managed as a balanced fund and invests in equity and debt securities. The fund will generally maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. The fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or Standard
& Poor's Ratings Group ("S&P"). Such securities are commonly referred to as "junk bonds." There are no maturity restrictions on the fixed-income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

The fund may also hold, from time to time, securities rated
Caa by Moody's or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by SSB Citi. While this portion of the securities held by the fund are expected to provide greater income and possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature.

Convertible Fund

The fund invests primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 35% of its total assets in "synthetic convertible securities," equity securities and debt securities that are not convertible.
Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

For temporary defensive purposes when deemed appropriate by the fund's investment adviser in light of current market conditions, may invest in these securities without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.

Diversified Strategic Income Fund

At any given time, the fund may be entirely or only partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the fund's total assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. Up to 20% of the fund's total assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights.

The fund may invest up to 35% of its total assets in corporate fixed income securities of domestic issuers and foreign issuers of developed countries rated Ba or lower by Moody's or BB or lower by S&P or an equivalent rating by any other NRSRO or in nonrated securities deemed by SSB
Citi or Global Capital Management to be of comparable quality. The fund may invest in fixed income securities rated as low as Caa by Moody's or CCC by S&P or an equivalent rating by any other NRSRO.

Corporate fixed-income securities of foreign issuers in which the fund may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United
States. Foreign government securities in which the fund may invest consist of fixed-income securities issued by foreign governments. In general, the fund may invest in debt securities issued by foreign governments or any of their political subdivisions that are considered stable by Global Capital Management. Up to 5% of the fund's total assets, however, may be invested in foreign securities issued by countries with emerging markets.

The fund may invest in fixed-income securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel
Community, the European Economic Community and the World
Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. The Fund may invest in obligations of a foreign bank or foreign branch of a domestic bank only if the manager determines that the obligations present minimal credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

Exchange Reserve Fund

U.S. Government Securities in which the fund may invest include: direct obligations of the United States Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds;
obligations which are supported by the full faith and credit of the United States such as Government National
Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association and Federal Home Loan
Mortgage Association bonds. Because the U. S. government is not obligated by law to provide support for an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only when the fund's investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Certificates of Deposit, Time Deposits and Bankers'
Acceptances in which the fund may invest generally are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit
("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers' acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion.
The fund generally will invest at least 25% of its total assets in these securities. The fund will invest in an obligation of a foreign bank or foreign branch of a domestic bank only if the fund's investment adviser deems the obligation to present minimal credit risks.
Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions.
The fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its total assets its investment in TDs maturing from two business days through six months.

Commercial Paper in which the fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below under "Fund Quality and Diversification") that are
(a) rated by at least one NRSRO in the highest rating category for short-term debt securities or (b) comparable unrated securities. The fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a secondary market. However, the fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SSB Citi will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

The fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the fund. For this purpose, variable rate master demand notes (as described above under "Commercial Paper"), which are payable on demand or, under certain conditions, at specified periodic intervals not exceeding thirteen months, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of thirteen months or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis. In addition, securities in which the fund will invest may not yield as high level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

The fund will limit its investments to securities that the board of trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. If the fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the board of trustees. The NRSROs currently designated as such by the SEC are S&P, Moody's, Thomson BankWatch, Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co. A discussion of the ratings categories of the NRSROs is contained in the Appendix to this Statement of Additional
Information.

The fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S.
government securities. In addition, the fund may not invest more than 5% of its total assets in Eligible
Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities
("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The fund may invest more than 5% (but no more than 25%) of the then-current value of the fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.

The fund will concentrate its investments in the banking industry except during temporary defensive periods. Up to 25% of the total assets of the fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits.

High Income Fund

The fund will seek high current income by investing, under normal circumstances, at least 65% of its total assets in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the fund's total assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.
Securities purchased by the fund generally will be rated in the lower rating categories, as low as Caa by Moody's or D by S&P or an equivalent rating by any NRSRO, or in unrated securities that SSB Citi deems of comparable quality.
However, the fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.

The fund may also invest in zero coupon bonds and payment-in-kind bonds. The fund also may invest in higher-rated securities when SSB Citi believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the fund may engage in currency exchange transactions and purchase options on foreign currencies. The fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts.

Corporate securities in which the fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The fund's investments in each of equipment leases or equipment trust certificates will not exceed 5% of its total assets.

Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics.
The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

Municipal High Income Fund

Under normal market conditions, the fund will invest at least 80% of its total assets in (a) "Municipal Bonds," which generally are intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities and (b) municipal leases. Under normal market conditions, the fund's total assets will be invested primarily in Municipal Bonds and municipal leases (collectively, "Municipal Securities") rated A, Baa or Ba by Moody's, or
A, BBB or BB by S&P, or have an equivalent rating by any nationally recognized statistical rating organization, or obligations determined by SSB Citi to be equivalent, or in unrated Municipal Securities that are deemed to be of comparable quality by SSB Citi. Up to 50% of the fund's total assets may be invested in Municipal Securities rated
Ba or below by Moody's or BB or below by S&P or, if unrated, judged by SSB Citi, to be of comparable quality.
In addition, the fund may invest in obligations rated as low as Caa by Moody's or CCC by S&P or having an equivalent rating by any NRSRO. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest.

The fund may invest without limit in municipal leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's total assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, SSB Citi will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure-to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

Under normal circumstances, the fund may invest in "private activity bonds." Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of Federal individual and corporate alterative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent that the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "Municipal
Securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all Municipal Securities are a component of the "adjusted current earnings" item for purposes of the Federal corporate alternative minimum tax.

The fund may invest in short-term obligations ("Temporary
Investments"), some of which may not be tax-exempt.
Included among the Temporary Investments are tax-exempt notes rated within the four highest grades by a NRSRO, including Moody's or S&P; tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's; and taxable money market instruments. At no time will more than 20% of the fund's total assets be invested in Temporary
Investments unless SSB Citi temporarily has adopted a defensive investment posture. In addition, the fund may enter into municipal bond index futures contracts and options on interest rate futures contracts for hedging purposes. The fund also may acquire variable rate demand notes, purchase securities on a when-issued basis and enter into stand-by commitments with respect to portfolio securities.

Total Return Bond Fund

At any given time, the fund may be entirely or partially invested in a particular type of fixed-income security.
Under normal conditions, at least 65% of the fund's total assets will be invested in fixed-income securities. The
"total return" sought by the fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates.

The fund may invest up to 10% of its total assets in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality. These securities are considered speculative in that their issues may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Under normal market conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments.

Other Investment Policies

U.S. Government Securities (All funds). United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a fund will invest in obligations issued by such an instrumentality only if SSB Citi determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations (All funds). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, SSB Citi will carefully evaluate such investments on a case-by-case basis.

The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

Corporate Debt Securities (Balanced, Convertible,
Diversified Strategic Income, High Income and Total Return
Bond Funds). Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

Ratings as Investment Criteria (All funds). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SSB Citi and/or sub-investment advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. The Appendix to this statement of additional information contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but SSB Citi and/or a fund's sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

When-Issued Securities and Delayed-Delivery Transactions
(Balanced, Diversified Strategic Income, High Income, Total
Return Bond and Municipal High Income). In order to secure yields or prices deemed advantageous at the time, the funds may purchase or sell securities on a when-issued or delayed-delivery basis. A fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Each fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SSB Citi to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's total assets.

U.S. government securities and Municipal Securities (as defined below) are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities and Municipal Securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase of securities on a when-issued or delayed-delivery basis by a fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

Zero Coupon Bonds (Balanced, Diversified Strategic Income,
High Income, Municipal High Income and Total Return Bond
Funds). A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. Diversified Strategic and High
Income Funds also may invest in payment-in-kind bonds, which, like zero coupon bonds, make no cash payment until maturity. The funds may also invest in hybrid zero coupon securities which possess qualities of both, zero coupon and coupon bonds.

Mortgage-Related Securities (Balanced, Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds). Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agencies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

To the extent that a fund purchases mortgage-related
securities at a premium, mortgage foreclosures and
prepayments of principal by mortgagors (which may be made
at any time without penalty) may result in some loss of the
fund's principal investment to the extent of the premium
paid.   A fund's yield may be affected by reinvestment of
prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, Diversified Strategic Income Fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Forward Roll Transactions (Balanced, Diversified Strategic
Income Fund and Total Return Bond Funds). In order to enhance current income, these funds may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a fund sells a mortgage security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price.
The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time a fund enters into forward roll transactions, it will place in a segregated account with the fund's custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SSB Citi to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. The fund will subsequently monitor the account to insure that such equivalent value is maintained.

Asset-Backed Securities (Balanced, Exchange Reserve,
Diversified Strategic Income Fund and Total Return Bond
Funds).  An asset-backed security represents an interest in
a pool of assets such as receivables from credit card
loans, automobile loans and other trade receivables.
Changes in the market's perception of the asset backing the
security, the creditworthiness of the servicing agent for
the loan pool, the originator of the loans, or the
financial institution providing any credit enhancement will
all affect the value of an asset-backed security, as will
the exhaustion of any credit enhancement.   The risks of
investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Non-Taxable Municipal Securities (Municipal High Income
Fund). Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund proposes to purchase either (a) municipal leases rated in the four highest categories by Moody's or S&P or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the fund.

Taxable Municipal Securities (Total Return Bond Fund). The
Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations").
The Taxable Municipal Obligations in which the fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.
Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities.
Interest on Taxable Municipal Obligations is includable in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.

Variable-Rate Demand Notes (Municipal High Income Fund).
Municipal Securities purchased by Municipal High Income
Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the fund will be determined by SSB Citi to be of comparable quality at the time of purchase to instruments rated "'high quality" (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the fund, the fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the fund to dispose of the variable-rate demand note involved in the event that the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

Stand-by Commitments (Municipal High Income Fund).
Municipal High Income Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund's option, specified
Municipal Securities at a specified price. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of SSB Citi, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, SSB Citi will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Repurchase Agreements (All funds). The funds may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the trust's board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements (Balanced, Diversified
Strategic Income Fund and Total Return Bond Funds). These funds may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund's securities is considered to be disadvantageous.

Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Balanced Funds). Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. A fund will not lend portfolio securities to Salomon Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SSB Citi to be of good standing and will not be made unless, in the judgment SSB Citi, the consideration to be earned from such loans would justify the risk.

Medium-, Low- and Unrated Securities (Balanced,
Convertible, Diversified Strategic Income, High Income,
Total Return Bond and Municipal High Income Funds). These funds may invest in medium- or low- rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher- rated securities are traded.
The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the applicable fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated
Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

In light of the risks described above, SSB Citi, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Options on Securities (Convertible, Diversified Strategic
Income, High Income, and Balanced Funds). High Income Fund may write (sell) covered call options. Balanced Fund may write covered call options and may purchase and write secured put options. Convertible Fund and Diversified
Strategic Income Fund may purchase and write covered call and secured put options. Each of these funds may enter into closing transactions with respect to the options transactions in which it may engage. Balanced Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

The aggregate value of the obligations underlying calls on securities which are written by Balanced Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the fund, will not exceed 50% of the fund's total assets. Balanced Fund will not purchase puts or calls on securities if more than 5% of its total assets would be invested in premiums on puts and calls, not including that portion of the premium which reflects the value of the securities owned by the fund and underlying a put at the time of purchase. Convertible Fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. Diversified Strategic Income Fund may utilize up to 15% of its total assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time.

The Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts. "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. "Knock-in" options only have value if the price of the underlying asset reaches a trigger level. "Average rate" or "Look-back" options are options where the option's strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund's obligations under the call, provided such securities have been determined by SSB Citi to be liquid and unencumbered pursuant to guidelines established by the trustees ("eligible segregated assets") or (c) owns an offsetting call option.

Writing call and put options. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.
When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

A fund may write puts on securities only if they are "secured." A put is "secured" if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A fund with option-writing authority may write (a) in-the-money call options when SSB Citi or its sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SSB Citi expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SSB Citi expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

Purchasing call and put options. A fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Closing transactions. A fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, a fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.
Balanced Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the fund expects to purchase only call or put options issued by the Clearing Corporation. The funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although a fund generally will purchase or write only those options for which SSB Citi or its sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds with authority to engage in options transactions, and other clients of SSB Citi and certain of its affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, a fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of U.S. government securities for which a fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options (Balanced Fund). Balanced Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. In writing a call on a stock index, the fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the fund buys a call on a stock index, it pays a premium and during the call period the fund, upon exercise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether Balanced Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to SSB Citi's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

The Balanced Fund will engage in stock index options transactions only when determined by SSB Citi to be consistent with the funds' efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees.

Currency Transactions (Convertible, Diversified Strategic Income, Balanced and High Income Funds). The funds' dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract;
(c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Diversified
Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

Foreign Currency Options (Diversified Strategic Income and High Income Funds). The High Income Fund may only purchase put and call options on foreign currencies, whereas the Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

The fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Futures Activities (Convertible, Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Balanced Funds). These funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when SSB Citi anticipates an extreme change in interest rates or market conditions. See "Taxes" below.

Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income, Total Return Bond and Balanced Funds). The funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.

In purchasing and selling futures contracts and related options, a fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that
(a) futures and related options be used solely for bona fide hedging purposes (or that the underlying commodity value of a fund's long positions not exceed the sum of certain identified liquid investments) and (b) a fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts by a fund, an amount of cash or other eligible segregated assets equal to the market value of futures contracts purchased will be maintained in a segregated account on the books of the fund or with PNC Bank. A fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).
Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly.
For example, if a fund holds long-term U.S. government securities and SSB Citi anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SSB Citi expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

Stock Index Futures Contracts. A fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract.
As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract.

Successful use of stock index futures contracts by a fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SSB
Citi's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

The Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

When deemed advisable by SSB Citi, Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of the fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the fund.
Total Return Bond Fund may hedge up to 50% of its total assets using futures contracts or related options transactions.

Balanced Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the fund's total assets would be so invested. In addition, Balanced Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

No consideration is paid or received by a fund upon entering into a futures contract. Initially, a fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will terminate the fund's existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of SSB Citi to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Although the funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract.  It also may purchase such put options
in order to hedge a long position in the underlying
interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly
"secured."   An option on a foreign currency futures
contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the option. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SSB Citi or a fund's sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SSB Citi or a fund's sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

Foreign Investments (Convertible, Diversified Strategic Income, High Income and Balanced Funds). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since these funds may be investing in securities denominated in currencies other than the U.S. dollar, and since these funds may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund's total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the securities held by the funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

The interest payable on a fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the fund's income. Additionally, the operating expenses of the funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

The funds may also purchase American Depository Receipts ("ADRs"), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar or Yankee Obligations (Balanced, Total Return
Bond Funds). These funds may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S.
capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes;
and expropriation or nationalization of foreign issuers.

Securities of Developing Countries (Diversified Strategic
Income and High Income Funds). These funds may invest in securities of developing (or "emerging market") countries.
A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries.

Foreign Government Securities of Emerging Markets (Diversified Strategic Income fund and High Income Fund). Among the foreign government securities in which the fund may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Convertible Securities and Synthetic Convertible Securities
(Balanced, Convertible Fund, Diversified Strategic Income
Fund and High Income Fund). Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.
When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.
Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National
Association of Securities Dealers Automated Quotation
System. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times.
Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Temporary Investments (Balanced, Convertible,  Diversified
Strategic Income, High Income, Municipal High Income and
Total Return Bond Funds). When SSB Citi believes that market conditions warrant, these funds may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the funds may invest (except for Municipal High
Income, as described below) include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which a fund may invest.

When Municipal High Income Fund is maintaining a defensive position it may invest in Temporary Investments consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody's or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody's or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody's at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities; (ii) other debt securities rated within the four highest grades by Moody's or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy in anticipation of a market decline. The fund, however, intends to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of shares of the fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

Short Sales Against the Box (Convertible and Balanced Funds). These funds may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although a fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box

Short Sales (Balanced Fund). In addition to selling securities short "against the box" (described above) Balanced Fund may, from time to time, sell securities short but the value of securities sold short will not exceed 5% of the value of the fund's total assets . In addition, the fund may not (a) sell short the securities of a single issuer to the extent of more than 2% of the value of the fund's total assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction. A short sale is a transaction in which the fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When the fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the fund replaces the borrowed securities. To deliver the securities to the buyer, the fund must arrange through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities, equity securities or debt securities of any grade, providing such securities have been determined by SSB Citi to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. In addition, the fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between the market value of the securities at the time they were sold short and the value of any assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily such that the amount deposited in the account plus the amount deposited with the broker, not including the proceeds from the short sale, will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

Rule 144A Securities (Balanced, High Income Fund,
Diversified Strategic Income Fund, Exchange Reserve and
Convertible Funds).  These funds may purchase Rule 144A
Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SSB Citi the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

Real Estate Investment Trusts (Balanced, Convertible and
Diversified Strategic Income Funds). These funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITS are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITS are also subject to risks generally associated with investments in real estate.

Restricted and Illiquid Securities (All funds). Each fund may invest up to 15% (except for Exchange Reserve Fund and Municipal High Income Fund, each of which may invest up to 10%) of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options (and with respect to Municipal High Income Fund, certain variable rate demand notes) for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days (except for Exchange Reserve Fund, time deposits maturing in two business days to six months, and for Municipal High Income Fund, time deposits maturing in two business days to seven calendar days). The above restriction does not apply to Rule 144A Securities. In addition, each fund, except Convertible Fund, which is not restricted, may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than three years. Not withstanding the foregoing, Total Return Bond Fund shall not invest more that 10% of its total assets in securities that are restricted, excluding Rule 144A Securities.

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a fund may be forced to sell these securities at less than fair market value or may not be able to sell them when SSB Citi believes it desirable to do so. The funds' investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund's total assets could be adversely affected.

Corporation Loans (Balanced Fund, High Income Fund and
Diversified Strategic Income Fund). These funds may invest up to 15% of its total assets in corporate loans.
Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors.
The funds may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the funds had invested would have an adverse affect on each fund's net asset value.
Corporate loans in that the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

The funds may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the funds acquire some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. The Participations typically will result in the funds having a contractual relationship only with the lender and not the borrower. The funds will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing
Participations, the funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the funds may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The funds will acquire Participations only if the lender interpositioned between the funds and the borrower is determined by management to be creditworthy. When the funds purchases
Assignments from lenders, the funds will acquire direct rights against the borrower on the loan. However, since
Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the funds may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular Assignments or Participations when necessary to meet each fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of liquid secondary market for corporate loans also may make it more difficult for the funds to assign a value to those securities for purposes of valuing each fund's investments and calculating its net asset value. Each fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.




RISK FACTORS

The following risk factors are intended to supplement the risks described above and those in the funds' prospectuses.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 10% of the value of the fund's total assets. Included within that amount, but not to exceed 5% of the value of the fund's total assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

Securities of Unseasoned Issuers. Securities in which the funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase.
Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics.
Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.   Investments in securities of foreign
issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S.
investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable
U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile.
Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S.
dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

Special Risks of Countries in the Asia Pacific Region.
Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints.
Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.   A
developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.
Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern
European countries expropriated a large amount of property.
The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a fund's investments in the securities of emerging markets may be unrated or rated below investment grade.
Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.
Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong.
Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

	Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

	Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

	Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

	Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

	Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SSB Citi. Successful use by the fund of options will be subject to SSB Citi' ability to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Special Risks of Using Futures Contracts.  The prices of
Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as:
variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures
Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.
A fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund total assets.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a Futures Contract, the fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Portfolio Turnover.   Each fund may purchase or sell
securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. A fund may experience a high rate of portfolio turnover if, for example, it writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the SSB
Citi deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes.

Investment Restrictions

The trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the funds, which, under the terms of the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 17 may be changed by vote of a majority of the board of trustees at any time.

The investment policies adopted by the trust prohibit a fund from:

1.	Investing in a manner that would cause it to fail
to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry.
For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
(a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets
(including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

5. Purchasing securities on margin (except for such
short-term credits as are necessary for the
clearance of purchases and sales of portfolio
securities) or sell any securities short (except
"against the box" and for the Balanced Fund which
may make short sales or maintain a short position
to the extent of 5% of its total assets).   For
purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

6. Making Loans.  This restriction does not apply to:
(a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements;
and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Underwriting securities issued by other persons,
except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.	Purchasing or selling real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
(a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.	Investing in oil, gas or other mineral exploration
or development programs, except that the Convertible, Diversified Strategic Income, Balanced and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

10.	Writing or selling puts, calls, straddles, spreads
or combinations thereof, except, with respect to funds other than Exchange Reserve Fund, as permitted under the fund's investment objective and policies.

11.	With respect to all funds except the Exchange
Reserve Fund and Municipal High Income Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 15% or, in the case of the Municipal High
Income and Exchange Reserve Funds, 10% of the total assets of the fund would be invested in such securities. With respect to the Exchange Reserve
Fund, securities subject to Rule 144A of the 1933
Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933
Act will not be subject to this restriction

12.	Purchasing any security if as a result the fund,
except Convertible Fund, would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;
provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

13.	Making investments for the purpose of exercising
control or management.

14.	Purchasing or retaining securities of any company
if, to the knowledge of the trust, any of the trust's officers or trustees or any officer or director of SSB Citi individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

15. Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's total assets (for Convertible Fund, would exceed
10% of the value of the fund's total assets). At no time may more than 2% of the fund's total assets
(for Convertible Fund, at no time may more than 5% of the fund's total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

16. Invest in other open-end investment companies
(except as part of a merger, consolidation, reorganization or acquisition of assets). This restriction does not apply to investments in closed-end publicly traded investment companies.

17.	With respect to Balanced Fund, purchasing in excess
of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

The trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the fund from:

1.	Investing in common stocks, preferred stocks,
warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.	Investing more than 10% of its total assets in
variable rate master demand notes providing for settlement upon more than seven days' notice by the fund.

Portfolio Turnover

The funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a one-year period. A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

Certain other practices which may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SSB Citi or a fund's sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

For the fiscal years ended July 31, 1999 and 2000, the portfolio turnover rates were as follows:



For the Fiscal Year Ended
July 31:

Fund
1999
2000





Convertible Fund

27 %
167%*

Diversified Strategic
Income Fund

150
110

High Income Fund

96
  65

Municipal High Income
Fund

50
  29

Total Return Bond Fund

32
    8

Balanced Fund

60
  43


* The Convertible Fund during the fiscal year ended July 31, 2000 experienced a larger portfolio turnover compared to fiscal year ended July 31, 1999 because of the following reasons: (a) the previous portfolio manager was replaced by SaBAM which restructured the portfolio and (b) SaBAM's investment philosophy entails greater turnover of portfolio securities on account of convertible bonds possessing lower call protection than other types of fixed income securities.


For regulatory purposes, the turnover rate of Exchange
Reserve Fund is zero.

Portfolio Transactions

Most of the purchases and sales of securities by a fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SSB Citi, who is also responsible for placing these transactions subject to the overall review of the board of trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the fund are made by SSB Citi, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Global Capital Management. With respect to Convertible Fund, day-to-day investment decisions are made by SaBAM, subject to the supervision of SSB Citi. Although investment decisions for each fund are made independently from those of the other accounts managed by SSB Citi, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SSB Citi are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SSB Citi or a fund's sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a fund, or the size of the position obtained or disposed of by the fund.

Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each fund's payment of brokerage commissions:

Total Brokerage Commissions Paid



Fiscal
Year

Convertib
le Fund
High
Income
Fund

Balanced
Fund
Diversified
Strategic
Income Fund
Total
Return
Bond
Fund
1998

23,753
$34,725
$2,187,8
05
$20,200
--
1999

13,850

3,634

592,637
$20,619
--
2000

150,697

786

472,222
    --
--

Brokerage Commissions Paid to Salomon Smith Barney



Fiscal
Year

Convertib
le Fund
High
Income
Fund

Balanced
Fund
Diversified
Strategic
Income Fund
Total
Return
Bond
Fund
1998
--
--
$139,236
--
--
1999
--
--

13,080*
--
--
2000
--
--

16,889**
--
--
* Includes $2,520 for execution, research and statistical services.
**Includes $15,125 for execution, research and statistical services.


% of Total Brokerage Commissions Paid to Salomon Smith
Barney



Fiscal
Year

Convertib
le Fund
High
Income
Fund

Balanced
Fund
Diversified
Strategic
Income Fund
Total
Return
Bond
Fund
1998
--
--

6.36%
--
--
1999
--
--

2.21%
--
--
2000
--
--

3.58%
--
--



% of Total Dollar Amount of Transactions Involving
Commissions Paid to Salomon Smith Barney



Fiscal
Year

Convertib
le Fund
High
Income
Fund

Balanced
Fund
Diversified
Strategic
Income Fund
Total
Return
Bond
Fund
1998
--
--
6.54%
--
--
1999
--
--
1.95%
--
--
2000
--
--
2.27%
--
--

In selecting brokers or dealers to execute securities transactions on behalf of a fund, SSB Citi seeks the best overall terms available. In assessing the best overall terms available for any transaction, SSB Citi will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the trust and SSB Citi authorizes SSB Citi, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the trust, the other funds and/or other accounts over which SSB Citi or its affiliates exercise investment discretion. The fees under the advisory agreements and the Sub-Advisory and/or administration agreements are not reduced by reason of their receiving such brokerage and research services. Further, Salomon Smith Barney will not participate in commissions brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The trust's board of trustees periodically will review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for a fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of SSB Citi, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Salomon Smith Barney may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the trust's board of trustees has expressly authorized Salomon Smith Barney to effect such transactions, and (b) Salomon Smith Barney annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The funds may use Salomon Smith Barney as a commodities broker in connection with entering into futures contracts and options on futures contracts. Salomon Smith Barney has agreed to charge the funds commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.


PURCHASE OF SHARES
Sales Charge Alternatives

The following classes of shares are available for purchase.
See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Sales Charge
(Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds)




Amount of
Investment

% of Offering
Price

% of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
4.50%
4.71%
4.05%
$25,000 - 49,999
4.00
4.17
3.60
50,000 - 99,999
3.50
3.63
3.15
100,000-249,999
2.50
2.56
2.25
250,000-499,999
1.50
1.52
1.35
500,000 - and
over
*
*
*

Sales Charge
(Balanced and Convertible Funds)




Amount of
Investment

% of Offering
Price

% of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
5.00%
5.26%
4.50%
$  25,000 -
49,999
4.25
4.44
3.83
    50,000 -
99,999
3.75
3.63
3.38
    100,000 -
249,999
3.25
3.09
2.48
    250,000 -
499,999
2.75
2.04
1.80
    500,000 -
999,000

 1,000,000 or
more
2.00

0
2.04

0
1.80

up to 1.00*
*	A distributor pays up to 1.00% to a Service Agent.


Purchases of Class A shares of $500,000 or more of the Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants, PFS and other dealers whose clients make purchases of $500,000 or more.

Purchases of Class A shares of $1,000,000 or more of the Convertible and Balanced Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants, PFS and other dealers whose clients make purchases of $1,000,000 or more.

The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred
Sales Charge Alternatives" and "Waivers of Deferred Sales
Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales
Charge Provisions" below.

Class L Shares. (except Exchange Reserve Fund) Class L shares are sold with an initial sales charge of 1.00%
(which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.
Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class O Shares. Class O shares are sold without an initial sales charge or deferred sales charge and are available only to existing Class O shareholders.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000
(except for purchases of Class Y shares (i) of the International Equity Portfolio, for which the minimum initial investment is $5,000,000 and (ii) by Smith Barney
Concert Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Salomon Smith Barney
Financial Consultant or a broker that clears through Salomon Smith Barney ("Dealer Representative"). In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney, PFSDI and Dealer
Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class
A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic
Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup Inc.
("Citigroup") and its subsidiaries, including Salomon Smith
Barney, unitholders who invest distributions from a Unit
Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual
Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by transfer agent. Share certificates are issued only upon a shareholder's written request to PFPC Global.

Purchase orders received by the fund or a Salomon Smith
Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day
(the ''trade date'').  Orders received by a Dealer
Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer
Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment
Plan.  Under the Systematic Investment Plan, Salomon Smith
Barney or PFPC Global or PFS is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or PFPC Global or PFS. The Systematic Investment Plan also authorizes
Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith
Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney
Mutual Funds (including retired Board Members and employees); the immediate families of such persons
(including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial
Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note:
subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases by Section 403(b) or Section
401(a) or (k) accounts associated with Copeland Retirement
Programs; and (k) accounts associated with "k" Choice and Collective Choice. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge.
The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other
Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned.
Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date.
Please contact a Salomon Smith Barney Financial Consultant or transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series
Inc., for which there is no minimum purchase amount).
For each fund, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter.
If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or transfer agent for further information.


Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are: (a) Class B shares;
(b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund total assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge
Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales
Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month.
The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney
401(k) Program, as described below. See ''Purchase of Shares-Smith Barney Retirement Programs.''



Year Since
Purchase Payment
Was Made
Deferred Sales Charge


(Diversified Strategic Income,
High Income, Municipal High Income
and Total Return Bond Funds)

(Balanced and
Convertible Funds)
First
4.50%
5.00%
Second
4.00
4.00
Third
3.00
3.00
Fourth
2.00
2.00
Fifth
1.00
1.00
Sixth and
thereafter
0.00
0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales
Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon
Smith Barney.

To provide an example, assume an investor purchased 100
Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges
(see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash
Withdrawal Plan'') (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney
Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PFS Accounts

Initial purchase of shares of the Exchange Reserve Fund and the Diversified Strategic Income Fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in this prospectus. The completed application should be forwarded to PFS, 3100
Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062.
Checks drawn on foreign banks must be payable in U.S.
dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PFS. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by PFS. Share certificates are issued only upon a shareholder's written request to PFS. A shareholder that has insufficient funds to complete any purchase will be charged a fee of $27.50 per returned purchase by PFS.

Investors in Class B shares may open an account by making an initial investment of at least $1,000 for each account in Class B (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement
Plan in a Fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class in the Fund is $25. For the fund's
Systematic Investment Plan, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class is $25. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Citi Fidusciary or PFS prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $50,000. Before sending the wire, the PFS Investments Registered
Representative must contact PFS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS at (800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PFS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize PFS to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $27.50 by PFS. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $27.50 by PFS. Subsequent investments by telephone may not be available if the shareholder cannot reach PFS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed,
(c) identify the shareholder' s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless the shareholder has changed his/her address within 45 days or less of the shareholder's redemption request.
Redemption proceeds will be mailed to an investor's address of record. PFS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFS receives all required documents in proper form.

Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the Automated Clearing House.

An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account
Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

PFS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Additional information regarding the PFS's services may be obtained by contacting the Client Services Department at
(800) 544-5445.

Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates.
The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex Plan") offering, Class
A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class
L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares
(other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about
March 31 of the following year.

For more information, call your Salomon Smith Barney
Financial Consultant or the transfer agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k)
Program or the ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class
A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or the ExecChoiceTM Program, whether opened before or after June
21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program.
Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares: Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401 (k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401 (k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k)
Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class
A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately
60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund.
If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class
B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset vlaue of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholders Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith
Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan; as a result of
(a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) o the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

REDEMPTION OF SHARES

General.

Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder' s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith
Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing
Broker or dealer in the selling group or by submitting a written request for redemption to:

	Smith Barney Income Funds
	Name of Fund (please specify)
	Class A, B, L, O or Y (please specify)
	c/o PFPC Global Fund Services
	P.O. Box 9699
	Providence, RI 02940-9699

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed,
(c) identify the shareholder' s account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan.

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed
1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it.
Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The withdrawal plan will be carried over on exchanges between funds or classes of a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with PFPC Global as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Company. Withdrawal Plans should be set up with a Salomon
Smith Barney Financial Consultant. A shareholder who purchases shares directly through PFPC Global may continue to do so and applications for participation in the Withdrawal Plan must be received by PFPC Global no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney
Financial Consultant.

Telephone Redemption and Exchange Program.

Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange
Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a Fund.)

Redemptions. Redemption requests of up to $50,000 of any class or classes of a Fund's shares may be made by eligible shareholders by calling transfer agent at 1-800-451-2010.
Such requests may be made between 9:00 a.m. and 5:00 p.m.
(New York City time) on any day the NYSE is open.
Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal
Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire
Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and
Exchange Program. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Suspension or Postponment

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

If the board of directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's total assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

General

Except as noted below, shareholders of any fund of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales
Charge of the two funds and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.
Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered.
Prospectuses may be obtained from a Salomon Smith Barney
Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales
Charge than that imposed by the Funds, the exchanged Class
B shares will be subject to the higher applicable Deferred
Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

Class A, Class Y and Class O Exchanges. Class A, Class Y and Class O shareholders of a Fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge. Class O shares are offered only in select funds.

Additional Information Regarding the Exchange Privilege.
Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Fund' s performance and its shareholders. SSB Citi may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, SSB Citi will notify Smith
Barney and Smith Barney may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, Smith Barney will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual
Funds listed above, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program" . Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed.
Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The
Company reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.


DISTRIBUTOR

Effective June 5, 2000, the trust has entered into an agreement with Salomon Smith Barney located at 388 Greenwich Street, New York, New York 10013 and PFSDI, located at 3100 Breckinridge Blvd., Duluth, Georgia 30099 to distribute the trust's shares on a best efforts basis pursuant to distribution agreements. Prior to June 5, 2000, CFBDS, Inc. served as the trust's distributor.

When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Salomon Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant fund and the Salomon Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the advisory, administration and Distribution agreements for continuance.

For the fiscal year ended July 31, 2000, Salomon Smith Barney and/or PFSDI incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants or PFS Investments Registered Representatives and for accruals for interest on the excess of Salomon Smith Barney and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney and/or PFSDI are expressed in the following table:





Fund Name

Financial
Consultant
Compensatio
n


Branch
Expenses


Advertisin
g
Expenses


Printin
g
Expense
s


Interes
t
Expense
s


Other
Expenses
Div.
Strat.
$5,348,090
$7,191,2
54
$  630,860
$139,00
6
$137,14
4
N/A
Balanced
  1,722,433

1,922,54
3

165,726

39,700

41,897
N/A
High
Income
  4,832,202

4,120,09
0

415,262

50,645

167,730
N/A
Muni High

835,509
1,113,46
9

115,230

24,413

8,300
N/A
Convertibl
e

41,897

168,500

7,922

1,591

(665)
N/A
Ex.
Reserve

(469,551)

139,233

24,566

8,929

(27,757
)
N/A
Total
Return

201,380

460,966

43,305

7,659

(1,614)
N/A

Distribution Arrangements


Shares of the trust are sold on a best efforts basis by Salomon Smith Barney and PFSDI as sales agent of the trust pursuant to the Distribution Agreement. To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund, except Exchange Reserve Fund, pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the fund's average daily net assets attributable to its Class
A, Class B, Class L and Class O shares. In addition, each fund except the Exchange Reserve Fund, pays Salomon Smith Barney, with respect to its Class B, Class L and Class O shares, a distribution fee. The Exchange Reserve Fund and Diversified Strategic Income Fund pay PFSDI a distribution fee with respect to its Class B shares. The distribution fee is primarily intended to compensate Salomon Salomon Smith Barney and/or PFSDI for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares of each fund and 0.45% for Class L shares, except the Smith Barney Balanced Fund and the Smith Barney Convertible Fund (0.50% for Class L shares in the case of Exchange Reserve Fund and 0.55% for Class L shares in the case of Municipal High Fund) of the value of a fund's average daily net assets attributable to the shares of the respective Class. For the Smith Barney Convertible Fund and the Smith Barney Balanced Fund, Class L and Class O shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.75% for Class L shares and 0.45% for Class O shares.

For the fiscal year ended July 31, 2000, Salomon Smith Barney received $$29,447,079, in the aggregate from the trust under the Plan.


The following expenses were incurred during the periods indicated:

Initial Sales Charges


Class A


For the Fiscal Year Ended July 31:

Fund
1998*
1999**
2000**
Convertible Fund
$
19,000
$
16,000
$    19,000
Diversified Strategic
Income Fund

1,344,00
0

1,022,000
    422,000
High Income Fund

1,571,00
0

1,302,000
    583,000
Municipal High Income
Fund

70,000

101,000
      68,000
Total Return Bond Fund

1,146,00
0

215,000
      17,000
Balanced Fund

68,000

140,000
    101,000

* 	Salomon Smith Barney received the total amount.
**	Salomon Smith Barney and CFBDS, each, received the
following amounts:

Salomon Smith Barney


Fund
1999
2000
Convertible Fund
$14,400
$17,100
Diversified Strategic
Income Fund
919,800
$379,800
High Income Fund
1,171,800
$524,700
Municipal High Income
Fund
90,900
$61,200
Total Return Bond Fund
193,500
$15,300
Balanced Fund
126,000
$90,900

CFBDS


Fund
1999
2000
Convertible Fund
$1,600
$1,900
Diversified Strategic
Income Fund
102,200
42,200
High Income Fund
130,200
58,300
Municipal High Income
Fund
10,100
6,800
Total Return Bond Fund
21,500
1,700
Balanced Fund
14,000
10,100






Class L


For the Fiscal Year Ended July 31:

Fund
1998*
1999**
2000**
Convertible Fund
$2,000

$2,000
$
1,000
Diversified Strategic
Income Fund
78,000

977,000

376,000
High Income Fund
112,000

739,000

238,000
Municipal High Income
Fund
3,000

19,000

14,000
Total Return Bond Fund
21,000

110,000

20,000
Balanced Fund
4,000

59,000

75,000

* 	Salomon Smith Barney received the total amount.
**	Salomon Smith Barney and CFBDS, each, received the
following amounts:


Salomon Smith Barney


Fund
1999
2000
Convertible Fund
$1,800
$900
Diversified Strategic
Income Fund
879,300
338,400
High Income Fund
665,100
214,200
Municipal High Income
Fund
17,100
12,600
Total Return Bond Fund
99,000
18,000
Balanced Fund
53,100
67,500

CFBDS


Fund
1999
2000
Convertible Fund
$200
$100
Diversified Strategic
Income Fund
97,700
37,600
High Income Fund
73,900
23,800
Municipal High Income
Fund
1,900
1,400
Total Return Bond Fund
11,000
2,000
Balanced Fund
5,900
7,500



Deferred Sales Charge (paid to Salomon Smith Barney)


Class A


For the Fiscal Year Ended
July 31:

Fund
1998
1999
2000
Convertible Fund
N/A
  N/A
$         0
Diversified Strategic Income Fund
$23,000
$12,000
  16,000
Exchange Reserve Fund
N/A
N/A
   N/A
High Income Fund
12,000
32,000
  21,000
Municipal High Income Fund
N/A
3,000
    2,000
Total Return Bond Fund
1,000
19,000
    1,000
Balanced Fund
N/A
1,000
    3,000



Class B


For the Fiscal Year Ended July 31:

Fund
1998
1999
2000
Convertible Fund
$
50,000
$35,000
$
23,000
Diversified Strategic
Income Fund
2,494,00
0
2,298,00
0

2,672,00
0
Exchange Reserve Fund
349,000
491,000

751,000
High Income Fund
936,000
1,545,00
0

1,728,00
0
Municipal High Income Fund
231,000
127,000

158,000
Total Return Bond Fund
34,000
348,000

271,000
Balanced Fund

829,000
255,000

162,000




Class L

For the Fiscal Year Ended
July 31:
Fund
1998
1999
2000
Convertible Fund
$0
$1,000
$
0
Diversified Strategic Income Fund
35,000
58,000
     48,000
Exchange Reserve Fund
N/A
14,000
     98,000
High Income Fund
20,000
60,000
     49,000
Municipal High Income Fund
0
3,000

1,000
Total Return Bond Fund
20,000
17,000

5,000
Balanced Fund
0
0

2,000



Class O



For the Fiscal Year Ended
July 31:

Fund
1998
1999
2000
Balanced Fund
$1,000

$0
$0
Convertible Fund
0

0
  0




Service Fees and Distribution Fees



For the Fiscal Year Ended July 31:

Fund
1998
1999
2000
Convertible Fund
$
400,232
$
295,113
$
187,786
Diversified Strategic
Income Fund
 19,373,203
18,209,04
4
13,487,1
90
Exchange Reserve Fund

543,651

705,198

774,777
High Income Fund

7,255,916

8,242,837

7,427,96
4
Municipal High Income Fund

3,724,428

3,182,231

2,186,95
1
Total Return Bond Fund

329,050

1,034,865

807,065
Balanced Fund

7,016,893

5,578,812

4,575,34
6

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by Salomon Smith Barney or PFSDI without shareholder approval, and all amendments of the Plan must be approved by the trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any fund, by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney and PFSDI will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by a fund in valuing its assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the trust's board of trustees. In carrying out the board's valuation policies, SSB Citi, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust.

Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by SSB Citi, as administrator, after consultation with the Pricing Service approved by the trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.

PERFORMANCE DATA

From time to time, the trust may quote the funds' yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of Class A, Class B, Class L, Class O or Class Y, it will also disclose such information for the other Classes.

Yield

Exchange Reserve Fund. The current yield for the fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

For the seven-day period ended July 31, 2000 the annualized yield was 5.30% and 5.30% for Class B and Class L shares, respectively. The compound effective yield was 5.44% and 5.44% for Class B and Class L shares, respectively. As of
July 31, 2000, the fund's average portfolio maturity was 14 days.

Other Funds. The 30-day yield figure of a fund other than Exchange Reserve Fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:


	YIELD =2[(a-b+1)^6)-1]

cd
Where:
a = dividends and interest earned during the period.
b = expenses accrued for the period (net of waiver and reimbursement).
c = the average daily number of shares
outstanding during the period that were
entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


The yields for the thirty-day period ended July 31, 2000 for the following funds were:

Fund
Class
A
Class
B
Class
L
Class
O
Class
Y
Class Z







Convertible Fund

3.54%

3.18%

3.22%
2.69%

4.24%
N/A
Diversified Strategic
Income Fund
  7.16
  7.02
  6.99
N/A
  7.84
  7.84
High Income Fund
10.75
10.73
 10.66
N/A
11.56
26.78%
Municipal High Income Fund
 6.10
 5.86

5.68
N/A
N/A
N/A
Total Return Bond Fund
 7.16
 6.98

6.96
N/A
N/A
N/A

Investors should recognize that, in periods of declining interest rates, a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

The "average annual total return" figures for each fund, other than Exchange Reserve Fund, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P(1+T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000.
T = 	average annual total return.
n = 	number of years.
ERV= 	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The average annual total returns with sales charges of the fund's Class A shares were as follows for the periods ended
July 31, 2000:


Fund*

One-Year
Period

Five-Year
Period
Since Inception
Convertible Fund
  0.84%
6.32%
 7.28%
Diversified Strategic
Income Fund
(1.28)
5.15
 5.99
High Income Fund
(3.65)
5.44
 7.27
Municipal High Income Fund
(4.97)
3.92
 4.81
Total Return Bond Fund
(1.22)
N/A
(0.18)
Balanced Fund
 5.08
11.66
10.01

*Each fund, except Total Return Bond Fund, commenced selling
Class A shares on November 6, 1992.  The Total Return Bond
Fund commenced operations on February 27, 1998.

Each portfolio may, from time to time, advertise its average annual total return calculated as shown above but without including the deduction of the maximum applicable initial sales charge or deferred sales charge. The average annual total return for each portfolio's Class A shares for the periods ended July 31, 2000 without including the deduction of the maximum applicable sales charge is as follows:


Fund*
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund
6.13%
7.41%
  8.00%
Diversified Strategic
Income Fund
3.35
6.13
  6.63
High Income Fund
0.93
6.41
  7.91
Municipal High Income Fund
(1.00)
4.78
  5.36
Total Return Bond Fund
3.40
N/A
  1.73
Balanced Fund
10.62
12.82
10.75
*Each fund, except Total Return Bond Fund, commenced selling
Class A shares on November 6, 1992.  The Total Return Bond
Fund commenced operations on February 27, 1998.



The average annual total returns with Deferred Sales Charges
(with fees waived) of the fund's Class B shares were as follows for the periods ended July 31, 2000:


Fund
One-Year
Period
Five-Year
Period
Ten-Year
Period

Since
Inception
Convertible Fund (1)
  0.59%
6.73%
 8.36%
 7.59%
Diversified Strategic Income
Fund (2)(6)
(1.37
)
5.49
 7.29
 7.45
High Income Fund(3)(6)
(3.72
)
5.74
 9.02
 7.63
Municipal High Income
Fund(4)(6)
(5.70
)
4.09
 5.64
 7.03
Total Return Bond Fund(7)
(1.53
)
N/A
N/A
 0.11
Balanced Fund(5)
 5.09
12.18
10.75
10.80

(1) Fund commenced operations on September 9, 1986.
(2) Fund commenced operations on December 28, 1989.
(3) Fund commenced operations on September 2, 1986.
(4) Fund commenced operations on September 16, 1985.
(5) Fund commenced operations on March 28, 1988.
(6) Prior to November 6, 1992, the maximum Deferred Sales
Charge imposed on redemptions was 5.00%.
(7) Fund commenced operations on February 27, 1998.

The average annual total return for each portfolio's Class B shares for the periods ended July 31, 2000 without including the deduction of the maximum applicable deferred sales charge is as follows:

Fund
One-Year
Period
Five-Year
Period
Ten-Year
Period

Since
Inception
Convertible Fund (1)
5.59%
 6.88%
  8.36%
  7.59%
Diversified Strategic Income
Fund (2)(6)
 2.98
 5.64
  7.29
  7.45
High Income Fund(3)(6)
 0.40
 5.88
  9.02
  7.63
Municipal High Income
Fund(4)(6)
(1.52
)
 4.24
  5.64
  7.03
Total Return Bond Fund(7)
 2.83
N/A
N/A
  1.21
Balanced Fund(5)
10.09
12.30
10.75
10.80

(1) Fund commenced operations on September 9, 1986.
(2) Fund commenced operations on December 28, 1989.
(3) Fund commenced operations on September 2, 1986.
(4) Fund commenced operations on September 16, 1985.
(5) Fund commenced operations on March 28, 1988.
(6) Prior to November 6, 1992, the maximum Deferred Sales
Charge imposed on redemptions was 5.00%.
(7) Fund commenced operations on February 27, 1998.


The average annual total returns with sales charges (with fees waived) of the fund's Class L shares were as follows for the periods ended July 31, 2000:

Fund
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund(3)
3.04%
N/A
(0.44)%
Diversified Strategic Income
Fund(5)
0.80
5.48%
 5.58
High Income Fund(4)
(1.31)
5.77
 6.77
Municipal High Income
Fund(2)
(3.51)
3.96
 5.77
Total Return Bond Fund(1)
 0.88
N/A
 0.83
Balanced Fund(6)
 7.77
N/A
 8.28

(1)	The fund commenced selling Class L shares (previously
designated as Class C shares) on February 27,1998.
(2)	The fund commenced selling Class L shares (previously
designated as Class C shares) on November 17, 1994.
(3)	The fund commenced selling Class L shares on June 15,
1998.
(4)	The fund commenced selling Class L shares (previously
designated as Class C shares) on August 24, 1994.
(5)	The fund commenced selling Class L shares (previously
designated as Class C shares) on March 19, 1993.
(6) The fund commenced selling Class L shares on June 15,
1998.

The average annual total return for each portfolio's Class L shares of the periods ended July 31, 2000 without including the deduction of the maximum applicable initial sales charge or deferred sales charge is as follows:

Fund
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund(3)
5.07%
N/A
0.02%
Diversified Strategic Income
Fund(5)
 2.84
5.69%
 5.71
High Income Fund(4)
0.57
5.98
 6.95
Municipal High Income
Fund(2)
 (1.61)
4.16
 5.95
Total Return Bond Fund(1)
 2.89
N/A
 1.26
Balanced Fund(6)
9.87
N/A
 8.79

(1)	The fund commenced selling Class L shares (previously
designated as Class C shares) on February 27, 1998.
(2)	The fund commenced selling Class L shares (previously
designated as Class C shares) on November 17, 1994.
(3)	The fund commenced selling Class L shares on June 15,
1998.
(4)	The fund commenced selling Class L shares (previously
designated as Class C shares) on August 24, 1994.
(5)	The fund commenced selling Class L shares (previously
designated as Class C shares) on March 19, 1993.
(6) The fund commenced selling Class L shares on June 15,
1998.


The average annual total returns with sales charges (with fees waived) of the fund's Class O shares were as follows for the periods ended July 31, 2000:

Fund
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund(1)
  4.57%
  6.87%
8.11%
Balanced Fund(2)
  9.13
12.35
9.48

(1)	The fund commenced selling Class O shares (previously
designated as Class C shares) on November 7, 1994.
(2) The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.

The average annual total return for each portfolio's Class O Shares of the periods ended July 31, 2000 without including the deduction of the maximum applicable initial sales charge or deferred sales charge is as follows:
Fund
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund(1)
  5.57%
  6.87%
8.11%
Balanced Fund(2)
10.13
12.35
9.48
(1) The fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
(2) The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.
The average annual total returns (with fees waived) of the fund's Class Y shares were as follows for the periods ended July 31, 2000:

Fund
One-Year
Period
Five-Year
Period
Since Inception
Convertible Fund(1)
6.62%
N/A
6.87%
Diversified Strategic Income
Fund(2)
3.83
N/A
6.34
High Income Fund(3)
1.29
N/A
5.75
Balanced Fund(4)
N/A
N/A
N/A

(1)	The fund commenced selling Class Y shares on February 7,
1996.
(2)	The fund commenced selling Class Y shares on October 10,
1995.
(3)	The fund commenced selling Class Y shares on April 28,
1995.
(4)	The fund commenced selling Class Y shares on October 9,
1995. There were no Class Y shares outstanding as of July 31, 2000.

The average annual total returns (with fees waived) of the fund's Class Z shares were as follows for the periods ended
July 31, 2000:

Fund
One-Year
Period
Five-Year
Period
Since Inception
Diversified Strategic Income
Fund(1)
 3.83%

6.50%
7.00%
High Income Fund(2)
(3.88)

5.59
7.46

(1)	The fund commenced selling Class Z shares on November 6,
1992.
(2)	The fund commenced selling Class Z shares on November 6,
1992.
Neither Class Y nor Class Z shares impose an initial sales charge or deferred sales charge.

A Class' total return figures calculated in accordance with the above formula assume that the maximum sales charge or maximum applicable Deferred Sales Charge, as the case may be, has been deducted for the hypothetical $1,000 initial investment at the time of purchase.

It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

A Class' performance will vary from time to time depending upon market conditions, the composition of the relevant fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the trust and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in any fund of the trust.



Tax Status of the Funds

Each fund will be treated as a separate taxable entity for federal income tax purposes.

Each fund has qualified and the trust intends that each fund continue to qualify separately each year as a "regulated investment company" under the Code. A qualified fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of its net investment income. One of the several requirements for qualification is that a fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of equity or debt securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the fund's investment in such stock, securities, or currencies. The trust does not expect any fund to have difficulty meeting this test.

If for any taxable year a fund does not qualify as regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from long-term capital gains and to the extent of the fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


On July 31, 2000, the unused capital loss carryovers, by fund, were approximately as follows: Diversified Strategic
Income Fund, $104,877,000; Total Return Bond Fund,
$2,424,000; and High Income Fund, $159,625,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

FUND
July 31,





(in thousands)
2001
2002
2003
2004
2005
2006
2007
2008
Diversified
Strategic
Income
--
--
--
--
--
--
--
$104,87
7
Total Return
Bond
--
--
--
--
--
--
$
1,372

1,052
High Income
--
--
$13,40
4
$23,36
0
--
--

25,768

97,093

Taxation of Investment by the Funds

Gains or losses on sales of securities by a fund generally will be long-term capital gains or losses if the fund has held the securities for more than one year. Gains or losses on sales of securities held for not more than one year generally will be short-term. If a fund acquires a debt security at a substantial discount, a portion of any gain upon sale or redemption will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued market discount.

Options and Futures Transactions. The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased, and whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or put option on an equity or convertible debt security, it will receive a premium that will, subject to the straddle rules, be treated as follows for tax purposes. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be a short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as a part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend upon the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term, depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more funds may invest in section 1256 contracts, and the Code imposes a special "mark-to-market" system for taxing these contracts. These contracts generally include options on non-convertible debt securities (including United States government securities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency and options on foreign currency futures will qualify as "section 1256" contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. Generally, most of the foreign currency options and foreign currency futures and related options in which certain funds may invest will qualify as section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes. Provided that section 1256 contracts are held as capital assets and are not part of a straddle, both the realized and the unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions actually are held by a fund.

Straddles. While the mark-to-market system is limited to
section 1256 contracts, the Code contains other rules applicable to transactions which create positions that offset positions in section 1256 contracts or other investment contracts. Those rules, applicable to "straddle" transactions, are intended to eliminate any special tax advantages for such transactions. "Straddles" are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle). Also, the forward currency contracts entered into by a fund may result in the creation of "straddles" for federal income tax purposes.

If two or more positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to re-characterize long-term gain as short-term gain, or to re-characterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or re-characterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

If a fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If a fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the "60%/40%" mark-to-market rules. If any such election is made, the amount, the nature (as long-or short-term) and the timing of the recognition of the fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

Constructive Sales. If a fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") at the time it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a fund may effect short sales.

Section 988. Foreign currency gain or loss from transactions in (a) bank forward contracts not traded in the interbank market and (b) futures contracts traded on a foreign exchange may be treated as ordinary income or loss under Section 988 of the Code. A fund may elect to have section 988 apply to section 1256 contracts. Pursuant to that election, foreign currency gain or loss from these transactions would be treated entirely as ordinary income or loss when realized. A fund will make the election necessary to gain such treatment if the election is otherwise in the best interests of the fund.

Taxation of the Trust's Shareholders

Dividends paid by a fund from investment income and distributions of short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the shareholder has held his or her shares of the fund.

Dividends of investment income (but not capital gains) from any fund generally will qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent that such dividends do not exceed the aggregate amount of dividends received by the fund from domestic corporations. If securities held by a fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Capital Gains Distribution. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on such redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of trust shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

Municipal High Income Fund. Because the Municipal High Income Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the fund will not be deductible for federal income tax purposes. If a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a person "related" to such substantial user. Investors should consult their own tax advisors to see whether they may be substantial users or related persons with respect to a facility financed by bonds in which the fund may invest. Moreover, exempt-interest dividends derived from interest on private activity bonds of this type will be subject to the federal alternataive minimum tax that is imposed on individuals and corporations. In addition, investors receiving social security or certain other retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to tax. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund's actual taxable income bears to the total investment income earned during the period for which the dividend is paid. The percentage of each dividend designated as taxable, if any, may, therefore, vary. Dividends derived from interest from Municipal Securities which are exempt from federal tax also may be exempt from personal income taxes in the state where the issuer is located, but in most cases will not be exempt under the tax laws of other states or local taxing authorities. Annual statements will set forth the amount of interest from Municipal Securities earned by the fund in each state or possession in which issuers of portfolio securities are located.


ADDITIONAL INFORMATION

The trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master trust agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the "trust agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively.

PFPC Trust Company is located at 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153, and serves as the custodian for each of the funds, except Diversified Strategic Income Fund. Chase, located at Chase MetroTech Center, Brooklyn, NY 11245, serves as the custodian for Diversified Strategic Income Fund. Under their respective custodian agreements with the respective funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the trust are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the trust's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund, and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699
Providence, R.I. 02940-9699 serves as certain fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the transfer agency agreement, PFPC Global maintains the shareholder account records for a fund, handles certain communications between shareholders and a fund, and distributes dividends and distributions payable by a fund. For these services, PFPC Global receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PFS Shareholder Services, located at 3100 Breckinridge
Blvd., Bldg 200, Duluth, Georgia 30099-0062, serves as the sub-transfer agent for PFS Accounts of Smith Barney
Exchange Reserve Fund and Smith Barney Diversified
Strategic Income Fund.



VOTING RIGHTS

In the interest of economy and convenience, certificates representing shares in the trust are not physically issued except upon specific request made by a shareholder to transfer agent. Transfer agent maintains a record of each shareholder's ownership of trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants.

Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a trustee. The trust agreement provides for indemnification from the trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the trust's management believes is remote. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

The trustees themselves have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the fund.
Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the fund may elect all of the trustees irrespective of the votes of other shareholders. Class A, Class B, Class O,
Class L and Class Y shares of a fund, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund's Investment advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds.

As of November 17, 2000, the following shareholders beneficially owned and as record holder, 5% or more of a class of shares of a fund:

High Income Fund - Class Y

Smith Barney Concert Series, Inc.
Growth Portfolio
PNC Bank, NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 9,286,858.313 (34.87%) shares*

Smith Barney Concert Series, Inc.
High Growth Portfolio
PNC Bank, NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 8,947,646.432 (33.60%) shares*

Smith Barney Concert Series, Inc.
Select Growth Portfolio
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 2,832,419.389 (10.64%) shares*

Smith Barney Concert Series, Inc.
Select High Growth Portfolio
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 1,955,712.937 (10.64%) shares*


* The Fund believes that these entities are not the beneficial owners of shares held of record by them



Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 1,342,203.749 (5.04%) shares*

High Income Fund - Class Y

Ennis D. Robertson
SSB IRA Custodian
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884
Owned 4,920.879 (53.83%) shares

Ennis D. Robertson
Carefree Country Club
9705 Lake Bess Road #253
Winter Haven, FL 33884
Owned 4,219.858 (46.17%) shares

Balanced Fund -  Class A

FISERV Securities Inc.
Attn: Mutual Fund Dept.
One Commerce Sqare
2005 Market Street
Philadelphia, PA 19103
Owned 18,633,044.168 (35.61%) shares

Balanced Fund -  Class O

ABC Appliance Utica Inc.
EMP Profit Sharing Plan
DTD 12/1/75
D.Todd, D. Dion,M.Celusnak, TTEES
48825 Van Dyke
Utica, MI 48317
Owned 20,247.704 (5.27%) shares



* The Fund believes that these entities are not the beneficial owners of shares held of record by them



Convertible Fund - Class L

Alfred L Curry
SSB IRA Rollover Custodian
6832 Trapper Way
Midland, GA 31820-3813
owned 3,418.088 (14.68%) shares


Raymond Trudeau
Smith Barney Inc. IRA Custodian
99 Plummer Hill Road
Belmont, NH 03220-5811
owned 3,220.438(13.83%) shares

FISERV Securities Inc.
FAO 74061939
Attn: Mutual Fund Dept.
One Commerce Sqare
2005 Market Street
Philadelphia, PA 19103
Owned 3,168.568 (13.61%) shares

Jay G. Burgess TRS
FBO Jay G Burgess
U/A/D 7/23/85
3061 N. Southern Hills Ave.
Wadsworth, IL 60083-9288
owned 1,275.880 (5.48%) shares

Marjorie C. Gilmore
SSB IRA custodian
725 Renaissance Drive
Apartment 216
Williamsville, NY 14221
owned 1236.491(5.31%) shares

Convertible Fund - Class O

John J. Madden and Deborah A. Madden JTWROS
4107 Golden Grove Road
Greenwood, IN 46143
owned 3,847.155 (19.90%) shares

Joseph H. Siemer
Smith Barney Inc. IRA Custodian
8752 Carousel Park Circle B105
Cincinnati, OH 45251
owned 2,555.610 (13.22%) shares

John R. Payzant &  Carolyn R. Payzant Trustees
FBO John R. Payzant & Carolyn R. Payzant
U/A/D 7/19/88
P.O.Box 277
Hampton, NH 03843
owned 1,919.005 (9.93%) shares

Michigan Floral Assoc.
Attn: Rodney Crittenden
5815 Executive Drive
Suite B  P.O. Box 24065
Lansing, MI 48909
owned 1,888.562 (9.77%) shares

Keith M. Lehrer
SSB IRA Custodian
20801 Nordhoff Street
Chatsworth, CA 91311
owned 1,885.342 (9.75%) shares

Nancy E. Kittle
SSB IRA Custodian
918 Shabona Lane
Wilmette, IL 60091
owned 1,231.527 (6.37%) shares

Joseph O. Bouchard
SSB IRA Rollover Custodian
11 Calle Del Norte
Rancho Santa Margarita, CA 92688
owned 1,082.087 (6.37%) shares

George Pality Jr.
Cynthia D. Pality JTWROS
9207 Landsdowne Drive
Houston, TX 77096
Owned 1,079.354 (5.58%) shares

William S.Silva
SB IRA Rollover Custodian
3656 Newgate Lane
Indianapolis, IN 46235-2380
Owned 1,054.927 (5.46%) shares

Convertible Fund - Class Y

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 3,042,936.167 (52.60%) shares*

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 1,399,210.874 (24.19%) shares*

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 769,997.797 (13.31%) shares*

Smith Barney Concert Series, Inc.
Select Conservative Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 335,196.840 (5.79%) shares*
_________________________________________
* The Fund believes that these entities are not the beneficial owners of shares held of record by them



Diversified Strategic Income Fund Class Y

Smith Barney Concert Series, Inc.
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
Balanced Portfolio
owned 10,090,720.530(46.30%) shares*

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 4,642,897.898 (21.30%) shares*

Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 3,460,365.131 (15.88%) shares*

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 1,507,547.723 (6.92%) shares*

Smith Barney Concert Series, Inc.
Select Conservative Portfolio
PNC Bank NA
Attn: Sheila Heacock
8800 Tinicum Blvd., 3rd Floor, Ste. 200
Philadelphia, PA 19153
owned 1,489,080.140 (6.83%) shares*

_________________________________________
* The Fund believes that these entities are not the beneficial owners of shares held of record by them


Diversified Strategic Income Fund Class Z

State Street Bank & Trust, Custodian
The Travelers Group 401(k)
Savings Plan
Attn: Rick Vest
225 Franklin Street
Boston, MA 02101
owned 3,463,979.590 (99.55%) shares*

_________________________________________
* The Fund believes that these entities are not the beneficial owners of shares held of record by them

Total Return Bond Fund - Class A

The Globe Newspaper
Teamsters Local 259
H and W Benefit Fund
Attn: Marilyn Kelly
PO Box 1914
Boston, MA 02205
owned 236,392.681 (7.59%) shares

Municipal High Income Fund - Class L

Ida Belle D Perry
3668 Castlegate Drive NW
Atlanta, GA 30327
owned 27,017.304 (7.59%) shares


FINANCIAL STATEMENTS

The funds' Annual Reports for the fiscal year ended July 31, 2000 are incorporated herein by reference in their entirety.
The annual reports were filed on October 6, 2000, Accession
Number 950130-00-5346.

OTHER  INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds.
We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Classic Series  - our portfolio manager driven funds
Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.
Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

	Index Series - funds that track the market
Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

	Premier Selections Series - our best ideas, concentrated funds
We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series - driven by exhaustive fundamental securities analysis
Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset
Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.
Style Pure Series - our solution to funds that stray
Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.


APPENDIX

Description of Ratings

Description of S&P Corporate Bond Ratings

AAA

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC

Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA

Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.
Basic security provisions are no more than adequate.
Management performance could be stronger.


BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime
Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade
(MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic and financial conditions.

Thomson BankWatch employs the rating "TBW-1" as its highest category, which indicates that the degree of safety regarding timely repayment of principal and interest is very strong. "TBW-2" is its second highest rating category. While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Fitch IBCA Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment:
liquidity factors and company fundamentals are sound.

Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.




						Smith Barney
						INCOME FUNDS





						Statement of
						Additional Information
November 28, 2000


Convertible Fund

Diversified Strategic Income Fund

Exchange Reserve Fund

High Income Fund

Municipal High Income Fund

Total Return Bond Fund

Balanced Fund




Smith Barney
Income Funds
7 World Trade Center
New York, New York 10048

SALOMON
SMITH BARNEY

A Member of
CitiGroup


FD 01217     11/00